UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION REQUIRED IN PROXY STATEMENT

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Securities Exchange Act of 1934

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BRIGHTHOUSE FUNDS TRUST I

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BRIGHTHOUSE FUNDS TRUST I

BRIGHTHOUSE FUNDS TRUST II

11225 NORTH COMMUNITY HOUSE ROAD

Charlotte, North Carolina 28277

April 9, 2026

Dear Contract Holder:

I am writing to ask for your vote on important matters concerning your investment in the series (each a “Portfolio” and collectively, the “Portfolios”) of Brighthouse Funds Trust I (“Trust I”) and Brighthouse Funds Trust II (“Trust II” and together with Trust I, the “Trusts”). This proxy statement asks you to consider and vote on two proposals in connection with the merger of Brighthouse Financial, Inc., the parent company of Brighthouse Investment Advisers, LLC (the “Manager”), the investment adviser to the Portfolios, with an affiliate of Aquarian Capital, LLC (the “Transaction”), on a third proposal to approve a modified manager-of-managers structure for the Portfolios and on a fourth proposal to approve the reclassification of certain Portfolios’ diversification status (the “Proposals”):

(I)	To approve for each Portfolio a new investment advisory agreement between each Trust, on behalf of its Portfolios, and the Manager (“Proposal I”);

(II)

To approve for MetLife Multi-Index Targeted Risk Portfolio, a series of Trust I, and for each of MetLife Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio and MetLife Stock Index Portfolio, each a series of Trust II (the “MIM Subadvised Portfolios”), each of which is subadvised by MetLife Investment Management, LLC (“MIM”), which may be deemed an affiliate of the Trusts, a new subadvisory agreement between the Manager and MIM with respect to the MIM Subadvised Portfolio (“Proposal II”);

(III)

To approve a modified manager-of-managers structure for each Portfolio that would permit the Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit each Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis (“Proposal III”)[1]; and

(IV)

To approve the reclassification of the diversification status of Brighthouse/Wellington Large Cap Research Portfolio and Loomis Sayles Growth Portfolio, each a series of Trust I, and BlackRock Capital Appreciation Portfolio, Jennison Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio, each a series of Trust II (the “Large Cap Portfolios”), from “diversified” to “non-diversified.”

1 If shareholders of a Portfolio approve Proposal III, the Portfolio would be permitted to disclose fees paid to the subadvisers on an aggregate, rather than individual, basis only after it applied for and received approval from the U.S. Securities and Exchange Commission (“SEC”) of an amendment to its existing multi-manager exemptive order, as described below.

A special meeting of shareholders of the Portfolios has been scheduled for June 5, 2026 at 11:00 a.m. Eastern Time (the “Meeting”) for the purpose of considering these Proposals. In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment or postponement thereof.

The Meeting will be held solely by means of remote communication, and shareholders will not be able to attend the Meeting in person. You will be able to attend and participate in the Meeting online by visiting meetnow.global/M6YKRR5 and entering the control number found on your proxy card. Shareholders of record of any Portfolio as of the close of business on March 23, 2026 are entitled to vote at the Meeting and any adjournment or postponement thereof.

In Proposal I, shareholders of each Portfolio are asked to approve a new investment advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) with the Manager on terms substantially identical to those of the Portfolio’s current advisory agreement (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). Under applicable law, the Transaction will result in a change in control of the Manager, which may be deemed to be an “assignment” of each Portfolio’s Current Advisory Agreement, resulting in its automatic termination. The change in control of the Manager is not expected to have a material effect on the management of either Trust.

In Proposal II, shareholders of each MIM Subadvised Portfolio are asked to approve a new subadvisory agreement (each a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”) between the Manager and MIM on terms substantially identical to those of the MIM Subadvised Portfolio’s current subadvisory agreement (each a “Current Subadvisory Agreement” and collectively, the “Current Subadvisory Agreements”). Because each Current Subadvisory Agreement provides for its automatic termination upon the termination of the applicable Current Advisory Agreement, the Transaction is expected to result in the termination of the Current Subadvisory Agreement as well. The Portfolios currently operate under a “manager-of-managers” structure pursuant to a multi-manager exemptive order (the “Brighthouse Order”) from the SEC applicable to each Trust and the Manager that generally permits the Manager, subject to the approval of the Board of Trustees of the Trust (the “Board”), but without the approval of shareholders, to enter into and materially amend subadvisory agreements with subadvisers that are not affiliates of the Manager or the Trusts. The Brighthouse Order does not apply to subadvisory agreements with subadvisers that are affiliates of the Manager or the Trusts, which must be approved by shareholders. MIM may be deemed an affiliate of the Trusts because MIM is an affiliated person of insurance companies that are owned directly or indirectly by MetLife, Inc., some or all of which may be an affiliated person of a Portfolio through ownership of 5% or more of a Portfolio’s shares.

In Proposal III, shareholders of each Portfolio are asked to approve a modified “manager-of-managers” structure for the Portfolio that would permit the Manager, subject to the approval of the Board, but without the approval of shareholders, to enter into and materially amend subadvisory agreements with subadvisers that are unaffiliated or affiliated with the Manager or the Trusts subject to certain terms and conditions established by the SEC.

In addition, the SEC’s terms for using the modified manager-of-managers structure permit a fund to disclose fees paid to unaffiliated and affiliated subadvisers on an aggregate, rather than individual, basis if the fund’s existing multi-manager order permits such aggregate fee disclosure for unaffiliated subadvisers. The Brighthouse Order does not currently permit such aggregate fee disclosure for unaffiliated subadvisers. Therefore, if shareholders of a Portfolio approve Proposal III, and if the Portfolio were to have multiple subadvisers, the Portfolio would be permitted to disclose fees paid to the subadvisers on an aggregate, rather than individual, basis only after it applied for and received approval from the SEC of an amendment to the Brighthouse Order.

In Proposal IV, shareholders of each Large Cap Portfolio are asked to approve the reclassification of the diversification status of the applicable Large Cap Portfolio from “diversified” to “non-diversified.” As the equity markets have become increasingly concentrated in a limited number of issuers, each Large Cap Portfolio has faced growing difficulty in maintaining issuer level exposures consistent with its principal investment strategy while also remaining within the limitations applicable to a diversified fund. The proposed reclassification of each Large Cap Portfolio from diversified to non-diversified would permit each Large Cap Portfolio to operate as a non-diversified fund under the Investment Company Act of 1940, as amended, and is intended to provide additional flexibility for the Large Cap Portfolio to pursue its principal investment strategy effectively.

After careful consideration, the Board unanimously recommends that you vote “FOR” each Proposal.

A Notice of Special Meeting of Shareholders is enclosed, followed by a proxy statement relating to the Proposals (the “Proxy Statement”). Please review the enclosed Proxy Statement for a more detailed description of the Proposals.

As an owner of a variable life insurance policy or variable annuity contract issued by separate accounts of Brighthouse Life Insurance Company of NY, Brighthouse Life Insurance Company, Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company or New England Life Insurance Company (each an “Insurance Company” and collectively, the “Insurance Companies”), you have the right to instruct your Insurance Company how to vote at the Meeting on the Proposals. You may give voting instructions for the number of shares of the relevant Portfolio(s) attributable to your life insurance policy or annuity contract as of the close of business on March 23, 2026.

Your vote is very important to us regardless of the number of shares attributable to your variable life insurance policy or variable annuity contract. Please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on June 5, 2026. VOTING IS QUICK AND EASY. To cast your vote simply complete, sign and return the Voting Instruction Card in the enclosed postage-paid envelope. As an alternative to voting by mail you may also vote either via the Internet or by telephone, as explained on the Voting Instruction Card.

We encourage you to vote via the Internet or by telephone using the control number that appears on your enclosed Voting Instruction Card. Use of Internet or telephone voting will reduce the time and costs associated with this proxy solicitation.

If you have any questions after considering the enclosed materials, please call your financial representative.

Sincerely,

/s/ Kristi Slavin

Kristi Slavin

President, Brighthouse Funds Trust I and Brighthouse Funds Trust II

BRIGHTHOUSE FUNDS TRUST I

11225 North Community House Road

Charlotte, North Carolina 28277

AB Global Dynamic Allocation Portfolio

AB International Bond Portfolio

Allspring Mid Cap Value Portfolio

American Funds® Aggressive Allocation Portfolio

American Funds® Balanced Allocation Portfolio

American Funds® Growth Portfolio

American Funds® Moderate Allocation Portfolio

BlackRock Global Tactical Strategies Portfolio

BlackRock High Yield Portfolio

Brighthouse/Artisan International Portfolio

Brighthouse Asset Allocation 100 Portfolio

Brighthouse Balanced Plus Portfolio

Brighthouse/Eaton Vance Floating Rate Portfolio

Brighthouse/Franklin Low Duration Total Return Portfolio

Brighthouse Small Cap Value Portfolio

Brighthouse/Templeton International Bond Portfolio

Brighthouse/Wellington Large Cap Research Portfolio

CBRE Global Real Estate Portfolio

Harris Oakmark International Portfolio

Invesco Balanced-Risk Allocation Portfolio

Invesco Comstock Portfolio

Invesco Global Equity Portfolio

Invesco Small Cap Growth Portfolio

JPMorgan Core Bond Portfolio

JPMorgan Global Active Allocation Portfolio

JPMorgan Small Cap Value Portfolio

Loomis Sayles Global Allocation Portfolio

Loomis Sayles Growth Portfolio

MetLife Multi-Index Targeted Risk Portfolio

MFS® Research International Portfolio

Morgan Stanley Discovery Portfolio

PanAgora Global Diversified Risk Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

Schroders Global Multi-Asset Portfolio

SSGA Emerging Markets Enhanced Index Portfolio

SSGA Growth and Income ETF Portfolio

SSGA Growth ETF Portfolio

T. Rowe Price Large Cap Value Portfolio

T. Rowe Price Mid Cap Growth Portfolio

TCW Core Fixed Income Portfolio

Victory Sycamore Mid Cap Value Portfolio

Western Asset Management Government Income Portfolio

BRIGHTHOUSE FUNDS TRUST II

11225 North Community House Road

Charlotte, North Carolina 28277

Baillie Gifford International Stock Portfolio

BlackRock Bond Income Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Ultra-Short Term Bond Portfolio

Brighthouse Asset Allocation 20 Portfolio

Brighthouse Asset Allocation 40 Portfolio

Brighthouse Asset Allocation 60 Portfolio

Brighthouse Asset Allocation 80 Portfolio

Brighthouse/Artisan Mid Cap Value Portfolio

Brighthouse/Dimensional International Small Company Portfolio

Brighthouse/Wellington Balanced Portfolio

Brighthouse/Wellington Core Equity Opportunities Portfolio

Frontier Mid Cap Growth Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

MetLife Aggregate Bond Index Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife MSCI EAFE® Index Portfolio

MetLife Russell 2000® Index Portfolio

MetLife Stock Index Portfolio

MFS® Total Return Portfolio

MFS® Value Portfolio

Neuberger Berman Genesis Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

VanEck Global Natural Resources Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting (the “Meeting”) of the shareholders of Brighthouse Funds Trust I (“Trust I”) and Brighthouse Funds Trust II (“Trust II” and together with Trust I, the “Trusts”) and each series of the Trusts (each a “Portfolio” and collectively, the “Portfolios”) will be held on June 5, 2026 at 11:00 a.m. Eastern Time for the following purposes:

(I)	To approve for each Portfolio a new investment advisory agreement between each Trust, on behalf of its Portfolios, and the Manager (“Proposal I”);

(II)

To approve for MetLife Multi-Index Targeted Risk Portfolio, a series of Trust I, and for each of MetLife Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio and MetLife Stock Index Portfolio, each a series of Trust II (the “MIM Subadvised Portfolios”), each of which is subadvised by MetLife Investment Management, LLC (“MIM”), which may be deemed an affiliate of the Trusts, a new subadvisory agreement between the Manager and MIM with respect to the MIM Subadvised Portfolio (“Proposal II”);

(III)

To approve a modified manager-of-managers structure for each Portfolio that would permit the Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit each Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis (“Proposal III”); and

(IV)

To approve the reclassification of the diversification status of Brighthouse/Wellington Large Cap Research Portfolio and Loomis Sayles Growth Portfolio, each a series of Trust I, and BlackRock Capital Appreciation Portfolio, Jennison Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio, each a series of Trust II (the “Large Cap Portfolios”), from “diversified” to “non-diversified” (“Proposal IV”).

In addition, shareholders may be asked to consider and act upon other matters which may properly come before the Meeting or any adjournment or postponement thereof.

The Meeting will be held solely by means of remote communication, and shareholders will not be able to attend the Meeting in person. You will be able to attend and participate in the Meeting online by visiting meetnow.global/M6YKRR5 and entering the control number found on your proxy card. Shareholders of record as of the close of business on March 23, 2026 are entitled to notice of and to vote at the Meeting and any adjourned or postponed session thereof.

By order of the Board of Trustees of the Trusts,

/s/ Thomas Watterson

Thomas Watterson
Secretary
Charlotte, North Carolina
April 9, 2026

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU CAN ALSO VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION CARD.

BRIGHTHOUSE FUNDS TRUST I

11225 North Community House Road

Charlotte, North Carolina 28277

AB Global Dynamic Allocation Portfolio

AB International Bond Portfolio

Allspring Mid Cap Value Portfolio

American Funds® Aggressive Allocation Portfolio

American Funds® Balanced Allocation Portfolio

American Funds® Growth Portfolio

American Funds® Moderate Allocation Portfolio

BlackRock Global Tactical Strategies Portfolio

BlackRock High Yield Portfolio

Brighthouse/Artisan International Portfolio

Brighthouse Asset Allocation 100 Portfolio

Brighthouse Balanced Plus Portfolio

Brighthouse/Eaton Vance Floating Rate Portfolio

Brighthouse/Franklin Low Duration Total Return Portfolio

Brighthouse Small Cap Value Portfolio

Brighthouse/Templeton International Bond Portfolio

Brighthouse/Wellington Large Cap Research Portfolio

CBRE Global Real Estate Portfolio

Harris Oakmark International Portfolio

Invesco Balanced-Risk Allocation Portfolio

Invesco Comstock Portfolio

Invesco Global Equity Portfolio

Invesco Small Cap Growth Portfolio

JPMorgan Core Bond Portfolio

JPMorgan Global Active Allocation Portfolio

JPMorgan Small Cap Value Portfolio

Loomis Sayles Global Allocation Portfolio

Loomis Sayles Growth Portfolio

MetLife Multi-Index Targeted Risk Portfolio

MFS® Research International Portfolio

Morgan Stanley Discovery Portfolio

PanAgora Global Diversified Risk Portfolio

PIMCO Inflation Protected Bond Portfolio

PIMCO Total Return Portfolio

Schroders Global Multi-Asset Portfolio

SSGA Emerging Markets Enhanced Index Portfolio

SSGA Growth and Income ETF Portfolio

SSGA Growth ETF Portfolio

T. Rowe Price Large Cap Value Portfolio

T. Rowe Price Mid Cap Growth Portfolio

TCW Core Fixed Income Portfolio

Victory Sycamore Mid Cap Value Portfolio

Western Asset Management Government Income Portfolio

BRIGHTHOUSE FUNDS TRUST II

11225 North Community House Road

Charlotte, North Carolina 28277

Baillie Gifford International Stock Portfolio

BlackRock Bond Income Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Ultra-Short Term Bond Portfolio

Brighthouse Asset Allocation 20 Portfolio

Brighthouse Asset Allocation 40 Portfolio

Brighthouse Asset Allocation 60 Portfolio

Brighthouse Asset Allocation 80 Portfolio

Brighthouse/Artisan Mid Cap Value Portfolio

Brighthouse/Dimensional International Small Company Portfolio

Brighthouse/Wellington Balanced Portfolio

Brighthouse/Wellington Core Equity Opportunities Portfolio

Frontier Mid Cap Growth Portfolio

Jennison Growth Portfolio

Loomis Sayles Small Cap Core Portfolio

Loomis Sayles Small Cap Growth Portfolio

MetLife Aggregate Bond Index Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife MSCI EAFE® Index Portfolio

MetLife Russell 2000® Index Portfolio

MetLife Stock Index Portfolio

MFS® Total Return Portfolio

MFS® Value Portfolio

Neuberger Berman Genesis Portfolio

T. Rowe Price Large Cap Growth Portfolio

T. Rowe Price Small Cap Growth Portfolio

VanEck Global Natural Resources Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

PROXY STATEMENT

April 9, 2026

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Trustees” or the “Board”) of Brighthouse Funds Trust I (“Trust I”) and Brighthouse Funds Trust II (“Trust II” and together with Trust I, the “Trusts”) and the solicitation of voting instructions by Brighthouse Life Insurance Company of NY, Brighthouse Life Insurance Company, Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company or New England Life Insurance Company (each an “Insurance Company” and collectively, the “Insurance Companies”), for use at the special meeting (the “Meeting”) of shareholders of the Trusts and each series of the Trusts (each a “Portfolio” and collectively, the “Portfolios”). The Meeting will be held on June 5, 2026 at 11:00 a.m. Eastern Time. This Proxy Statement and its enclosures are being mailed to shareholders of the Portfolios beginning on or about April 9, 2026. Shareholders of record at the close of business on March 23, 2026 (the “Record Date”) are entitled to vote on the proposals, as set forth below.

The Meeting will be held solely by means of remote communication, and shareholders will not be able to attend the Meeting in person. You will be able to attend and participate in the Meeting online by visiting meetnow.global/M6YKRR5 and entering the control number found on your proxy card.

THE PROPOSALS

As described in greater detail below, this Proxy Statement relates to proposals and Portfolios set forth in the table below:

Proposal	Affected Portfolios
To approve for each Portfolio a new investment advisory agreement between each Trust, on behalf of its Portfolios, and the Manager (“Proposal I”)	All Portfolios
To approve for MetLife Multi-Index Targeted Risk Portfolio, a series of Trust I, and for each of MetLife Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio and MetLife Stock Index Portfolio, each a series of Trust II (the “MIM Subadvised Portfolios”), each of which is subadvised by MetLife Investment Management, LLC (“MIM”), which may be deemed an affiliate of the Trusts, a new subadvisory agreement between the Manager and MIM with respect to the MIM Subadvised Portfolio (“Proposal II”)

MetLife Multi-Index Targeted Risk Portfolio

MetLife Aggregate Bond Index Portfolio

MetLife Mid Cap Stock Index Portfolio

MetLife MSCI EAFE® Index Portfolio

MetLife Russell 2000® Index Portfolio

MetLife Stock Index Portfolio

Proposal	Affected Portfolios
To approve a modified manager-of-managers structure for each Portfolio that would permit the Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit each Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis (“Proposal III”)	All Portfolios
To approve the reclassification of the diversification status of Brighthouse/Wellington Large Cap Research Portfolio and Loomis Sayles Growth Portfolio, each a series of Trust I, and BlackRock Capital Appreciation Portfolio, Jennison Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio, each a series of Trust II (the “Large Cap Portfolios”), from “diversified” to “non-diversified” (“Proposal IV”)	Brighthouse/Wellington Large Cap Research Portfolio Loomis Sayles Growth Portfolio BlackRock Capital Appreciation Portfolio Jennison Growth Portfolio T. Rowe Price Large Cap Growth Portfolio

Proposals I, II, III and IV are each referred to herein as a “Proposal” and collectively as the “Proposals.” The shareholders of each Portfolio will vote separately on each Proposal.

INTRODUCTION

Each Trust is an open-end management investment company organized as a Delaware statutory trust. Trust I was formed in 2001 as a series-type company and currently consists of 43 separate Portfolios. Trust II was formed in 1982 as a series-type company and currently consists of 29 separate Portfolios. The Portfolios are currently used solely as funding options in variable annuity and life insurance contracts issued by the Insurance Companies. Both Trusts are managed by Brighthouse Investment Advisers, LLC (the “Manager”).

All of the voting interests in the Manager are currently owned by Brighthouse Financial, Inc. (“Brighthouse”), the ultimate parent company of the Manager. On November 6, 2025, Brighthouse and affiliates of Aquarian Capital LLC (“Aquarian”), a diversified global holding company with a strategic portfolio of insurance and asset management solutions, providing investment opportunities to millions of people, entered into a definitive agreement under which Aquarian will, directly or indirectly through one or more subsidiaries, acquire Brighthouse in an all cash transaction (“Transaction”). The Transaction was approved by Brighthouse’s shareholders on February 12, 2026 and is expected to close in 2026 and is subject to the satisfaction or waiver of customary closing conditions, including the receipt of insurance regulatory approvals.

The Transaction is not expected to have any material effect on the operations or personnel of the Manager or the services it provides to the Trusts.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSALS I, II, III AND IV.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 5, 2026.

This Proxy Statement and each Portfolio’s most recent reports to shareholders are available at https://dfinview.com/BHFT.

PROPOSAL I – APPROVAL OF NEW ADVISORY AGREEMENTS

Introduction

The Manager currently serves as the investment adviser to the Trusts under the Trusts’ current advisory agreements (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”). The Manager, as permitted by the Current Advisory Agreements, has engaged one or more investment managers to manage many of the Trusts’ Portfolios on a subadvisory basis under each Portfolio’s current subadvisory agreements (each a “Current Subadvisory Agreement” and collectively, the “Current Subadvisory Agreements”). The Manager is responsible for, among other things, monitoring the performance of each Trust’s subadvisers and, subject to the approval of the Board, may terminate subadvisers and identify and select new subadvisers for the Portfolios. The Manager operates each Trust under a “manager-of-managers” structure pursuant to a multi-manager exemptive order (the “Brighthouse Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”).2 The date of each Portfolio’s Current Advisory Agreement and the date on which it was last approved by shareholders and last approved or continued by the Board are provided in Appendix A.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Current Advisory Agreement provides for its automatic termination in the event of its assignment. The Transaction is expected to result in a change in control of the Manager, and therefore an “assignment,” as that term is defined in the 1940 Act, of each Current Advisory Agreement, resulting in its automatic termination. The change in control of the Manager is not expected to have a material effect on the management of any Portfolio.

In anticipation of the Transaction, shareholders of each Portfolio are being asked to approve a new advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Trust, on behalf of the Portfolio, and the Manager, to be effective upon the termination of the Current Advisory Agreements in connection with the Transaction. The form of the New Advisory Agreement for each Portfolio is attached hereto as Appendix B. The New Advisory Agreement for each Portfolio will have an initial term of one year and will be substantially identical to the Portfolio’s Current Advisory Agreement, including with respect to the services the Manager is required to provide to the Portfolio and the fee rates paid to the Manager by the Portfolio. There are no material differences between each New Advisory Agreement and its corresponding Current Advisory Agreement.

The 1940 Act provides that, in order for an advisory agreement relating to a Portfolio to become effective, it must be approved by the Board, including a majority of the Trustees who

2 As discussed below, the Brighthouse Order enables the Manager, subject to the approval of the Board, but without the need for shareholder approval, to retain and terminate subadvisers, engage new subadvisers (including entering into new subadvisory agreements) and to make material revisions to the terms of the subadvisory agreements relating to the Trusts, with respect to any subadviser that is not an affiliate of the Manager or the Trusts. Subadvisory agreements with a subadviser that is an affiliated person of the Manager or the Trusts must be approved by shareholders (see Proposal II).

are not “interested persons,” as defined in the 1940 Act, of any Portfolio (the “Independent Trustees”), and by the Portfolio’s shareholders. In anticipation of the Transaction, the Board met in person on March 20, 2026 (the “March Meeting”), for the purpose of considering whether it would be in the best interest of each Portfolio to approve a New Advisory Agreement with respect to such Portfolio and, for those Portfolios that are managed on a subadvisory basis, a new subadvisory agreement (each a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”) with such Portfolio’s current subadviser. At the March Meeting, and for the reasons discussed below, the Board, including a majority of the Independent Trustees, approved a New Advisory Agreement with respect to each Portfolio and recommended its approval by the shareholders of such Portfolio.

Each Current Subadvisory Agreement provides for its automatic termination upon termination of the applicable Current Advisory Agreement, and accordingly, will automatically terminate along with the corresponding Current Advisory Agreement upon the change in control of the Manager in connection with the Transaction. However, under the Brighthouse Order, shareholders of each Portfolio other than MetLife Multi-Index Targeted Risk Portfolio, MetLife Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio and MetLife Stock Index Portfolio (previously defined as the “MIM Subadvised Portfolios”), each of which is subadvised by MIM, which may be deemed an affiliate of the Trusts (see Proposal II), do not need to approve the New Subadvisory Agreements.

At the March Meeting, the Board approved New Subadvisory Agreements with each Portfolio’s current subadviser. If the New Advisory Agreement is approved by the shareholders of a Portfolio (other than the MIM Subadvised Portfolios, which are the subject of Proposal II below), a New Subadvisory Agreement with the Portfolio’s current subadviser will take effect at the same time as the New Advisory Agreement with respect to the Portfolio, or at the same time as the Interim Advisory Agreement (as defined below) with respect to the Portfolio in the event that the New Advisory Agreement has not been approved by the shareholders of the Portfolio prior to the consummation of the Transaction. As with the New Advisory Agreement, the terms of the New Subadvisory Agreement for each Portfolio will be substantially identical to the terms of the corresponding Current Subadvisory Agreement, including with respect to the fee rates.

In the event that shareholder approval of the New Advisory Agreements has not been obtained before the termination of the Current Advisory Agreements, which is currently expected to occur in 2026, the Board has approved interim advisory agreements (each an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) with the Manager for the Portfolios that will go into effect upon the termination of the Current Advisory Agreements. The Interim Advisory Agreements have the same terms and conditions as the corresponding New Advisory Agreements, except for the dates and certain provisions required by Rule 15a-4 under the 1940 Act.

Rule 15a-4 allows an investment company to enter into an advisory agreement that has not been approved by a majority of the Portfolio’s outstanding voting securities under certain circumstances, including when a previous advisory agreement is terminated by assignment because of a change in control of an investment adviser. In accordance with the requirements of Rule 15a-4, the Interim Advisory Agreements:

•	Have a duration no greater than 150 days following the date on which the Current Advisory Agreement terminates;

•	Provide for compensation to the Manager no greater than the compensation under the Current Advisory Agreement;

•

Provide that the Board or a majority of the Portfolio’s outstanding voting securities may terminate the agreement at any time, without the payment of penalty, on not more than 10 calendar days’ written notice to the Manager; and

•

Contain the same terms and conditions as the Current Advisory Agreements, with the exception of effective and termination dates; the termination provision noted above; provisions requiring that the compensation earned under the Interim Advisory Agreement be held in an interest-bearing escrow account with the Trust’s custodian or a bank; and provisions relating to how the Manager may be paid out of that interest-bearing escrow account.

Shareholders of the Portfolios are not being asked to approve the Interim Advisory Agreements, which will go into effect only in the event that a Portfolio’s shareholders have not approved the Portfolio’s New Advisory Agreement before the change in control of the Manager and the resulting termination of the Current Advisory Agreements in connection with the Transaction.

Comparison of Current Advisory Agreement and New Advisory Agreement

The terms of the New Advisory Agreement for each Portfolio are substantially identical to those of the Current Advisory Agreement for such Portfolio. There is no change in the advisory fee rate payable by any Portfolio. In addition, no contractual expense limitation or reimbursement currently in effect for a Portfolio will be affected by the replacement of the Current Advisory Agreement with the New Advisory Agreement. If approved by shareholders and assuming the Transaction is completed, each New Advisory Agreement is expected to be effective as of the effective date of the Transaction and will have an initial term of one year from the date of its effectiveness. Each New Advisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of each Portfolio, at least annually in the manner required by the 1940 Act and the rules thereunder. Below is a summary of the principal terms of each Portfolio’s Advisory Agreement, which are substantially identical to those of the New Advisory Agreement for each Portfolio. The form of the New Advisory Agreement for the Portfolios is attached hereto as Appendix B.

Services. The Current Advisory Agreements provide that the investment adviser shall manage the investment and reinvestment of each Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies.

Compensation. In return for the services provided under the Current Advisory Agreement, a Portfolio pays the Manager an advisory fee based on average daily net assets,

which is payable monthly. The advisory fee rates for each Portfolio under the Current Advisory Agreement and the fees paid by each Portfolio to the Manager during each Portfolio’s most recent fiscal year are set forth in Appendix C to this Proxy Statement.

Limitation on Liability. Under the Current Advisory Agreement for each Portfolio, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the agreement, the Manager will not be liable to the Trust, to any shareholder of the Trust or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services thereunder.

Continuance. The Current Advisory Agreement for each Portfolio originally was in effect for an initial term of one year and is eligible to be continued thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act. As described above, if the shareholders of each Portfolio approve the New Advisory Agreement and the Transaction is consummated, the New Advisory Agreement with respect to each Portfolio will be effective as of the effective date of the Transaction and will have an initial term of one year from the consummation of the Transaction. Thereafter, the New Advisory Agreement for each Portfolio may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Current Advisory Agreement for each Portfolio may at any time be terminated by the Board or by vote of a majority of the outstanding voting securities of the Portfolio on sixty (60) days’ written notice to the Manager, or by the Manager on ninety (90) days’ written notice to the Trust, in each case without the payment of any penalty. The Current Advisory Agreement for each Portfolio also terminates automatically in the event of its assignment.

Board Considerations

As described above, the Transaction will result in the automatic termination of each Portfolio’s Current Advisory Agreement. At its March 20, 2026 in person meeting, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreements and recommended that the shareholders of the Trusts also approve the New Advisory Agreements (the “March Meeting”).

What the Board reviewed. The Board reviewed information relating to the terms of the Transaction between Aquarian and Brighthouse and Aquarian’s plans for the businesses of Brighthouse and the Manager, a subsidiary of Brighthouse, after the Transaction. The Board also considered information about the services currently being provided by the Manager and the potential effects that the Transaction could have on the provision of these services.

In particular, the Board requested and considered information about the terms of the Transaction and the expectations for the ongoing continuity and stability of Brighthouse and the Manager post Transaction. The Board reviewed information regarding who would control Brighthouse, the related organizational structure, the operations and personnel of the Manager and its affiliates, and obtained assurances regarding the continued support for the Manager following the Transaction. The Board considered representations from Aquarian that no material changes are currently contemplated for the Manager’s operations and that Brighthouse will operate as a standalone entity following the Transaction. The Board also considered that the Transaction will not entail changes to the day-to-day business and operations of the Portfolios and that no changes to the service providers of the Trusts were contemplated in the near-term. The Board reviewed information provided by the Manager on the potential benefits and disadvantages to the Portfolios from the change in control of the Manager that would result from Transaction. The Board considered the confirmation that the Transaction would not result in any undue burden being imposed on the Trusts, consistent with Section 15(f) of the 1940 Act. The Board met in person with representatives of Management and Aquarian to discuss the matters identified above.

With respect to the services currently being provided by the Manager, the Board reviewed information relating to the nature, quality and extent of these services and the advisory fees being paid by each Portfolio under the Current Advisory Agreements. The Board also reviewed the bases for the conclusions that it reached on November 20-21, 2025 (the “November Meeting”), when it last approved the Advisory Agreements.

Factors Considered. The Board considered specific factors identified below and acknowledged that the Current Advisory Agreements were the product of multiple years of oversight, negotiation, and the review of information, by the Board in the exercise of its business judgment. The Board acknowledged that at the November Meeting it had concluded that the nature, extent, and quality of the services provided by the Manager and the Sub-Advisers supported the renewal of the Current Advisory Agreements. Further, the Board acknowledged that in November 2026 it would revert to its regular process of considering the renewal of the New Advisory Agreements for another one-year period, and on an annual basis thereafter it would assess the applicable investment advisory services pursuant to those factors.

Nature, Extent, and Quality of Services. The Board considered management’s representations that the Transaction would not result in any material changes to the nature, extent and quality of services provided by the Manager, or to the investment processes or strategies employed in the management of the Portfolios or the personnel primarily responsible for such management.

For certain of the Portfolios, the Manager has delegated certain advisory functions under the Current Advisory Agreements to affiliated and unaffiliated subadvisers. The Board approved new Subadvisory Agreements with the subadvisers that will take effect following the Transaction. (In Proposal 2, shareholders are asked to approve the new Subadvisory Agreements with respect to the affiliated subadviser, MIM). In approving the New Subadvisory Agreements, the Board considered, among other things, that the nature, extent and quality of the services provided by the subadvisers, the fees paid by the Manager to the subadvisers, and the oversight of the subadvisers by the Manager, are not anticipated to change as a result of the Transaction.

Performance. The Board acknowledged that on at least a quarterly basis, and most recently at its February 25-26, 2026 Meeting, it reviewed information regarding the performance of each Portfolio in the context of the Portfolio’s investment objectives and strategies and the performance of the relevant markets in which the Portfolio invests. The Trustees considered that the Manager, and the investment process and strategies employed in the management of the Portfolios would be the same both before and after the Transaction.

Fees and Expenses. The Trustees considered that the fees to be paid by each Portfolio under its New Advisory Agreement are identical to the fees paid under each corresponding Current Agreement. The Trustees also considered the bases for their conclusion at the November Meeting, in connection with the annual renewal of the Current Advisory Agreements, that the fees paid by each Portfolio to the Manager appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Manager.

Profitability. The Trustees considered the bases for their conclusion at the November Meeting, in connection with the annual renewal of the Current Agreements, that the Manager’s profitability in providing services under each Current Advisory Agreement did not appear unreasonable in light of the nature, extent and quality of the services provided by the Manager. The Trustees further considered that the fees to be paid by each Portfolio under its New Advisory Agreement, and the structure and resources of the Manager, would remain the same after the Transaction.

Economies of Scale. The Trustees considered the bases for their conclusion at the November Meeting, in connection with the annual renewal of the Current Agreements, that the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors, generally supported the renewal of each Current Advisory Agreement. The Trustees noted that the fees to be paid under each New Advisory Agreement are identical to the fees paid under each corresponding Current Advisory Agreement.

Other Factors. The Trustees considered the bases for their conclusions at the November Meeting, in connection with the annual renewal of the Current Agreements, regarding the other benefits that may be realized by the Manager and its affiliates from their relationships with the Trust.

Interim Advisory Agreements. The Board also approved Interim Advisory Agreements with the Manager for each Portfolio that would take effect upon the closing of the Transaction if a Portfolio’s shareholders had not yet approved the New Advisory Agreement for that Portfolio. In particular, the Interim Advisory Agreement would enable the Manager to continue serving as investment adviser to the Portfolio following the termination of the Current Advisory Agreement and pending shareholder approval of the New Advisory Agreement. Fees payable to the Manager under an Interim Advisory Agreement would be held in escrow pending shareholder approval.

When it reviewed the information. Listed below are the primary executive sessions and Meetings at which the Board and its Independent Trustees reviewed the information relating to the approval of the New Advisory Agreements since the public announcement of the Transaction. On January 16, 2026, February 24, 2026 and March 19, 2026, the Independent Trustees met in executive sessions with counsel to the Independent Trustees, outside of the presence of Management and personnel of Aquarian. On February 25-26, 2026, the Board met in person at its regularly scheduled Meeting and reviewed additional relevant information. On March 20, 2026, the Board met in person, including with personnel of the Manager and Aquarian. Since the public announcement of the Transaction, the Independent Trustees posed inquiries to and received regular updates from personnel of the Manager and Aquarian relating to the Transaction.

Conclusion. The Board concluded, in light of all of the factors that it considered, that the terms of the New Advisory Agreements, including fees to be paid by the Portfolios, were fair and reasonable, and that it would be in the best interests of each Portfolio to approve the New Advisory Agreements. The Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Portfolios. In considering the New Advisory Agreements, the Trustees did not identify any one factor as determinative and each Trustee may have afforded different weights to the various factors.

Information Regarding the Manager

The Manager is a Delaware limited liability company and is a registered investment adviser and commodity pool operator. Brighthouse Financial, Inc. (previously defined as “Brighthouse”), a Delaware public company whose shares trade on the NASDAQ market, owns all of the voting interests in the Manager. The members of the Manager include each of the Insurance Companies owned directly or indirectly by Brighthouse, and each member’s interest in the Manager entitles the member to share in the profit and loss of the Manager in proportion to the profit and loss of the Manager attributable to customers of that insurance company. As discussed above, pursuant to the Transaction, it is currently anticipated that Aquarian will, directly or indirectly through one or more subsidiaries, acquire Brighthouse. Following the Transaction, Aquarian will become the ultimate parent company of Brighthouse and the Manager.

Kristi Slavin is the President and Chief Executive Officer of the Manager and the Trusts and is also the Chair of the Manager’s Board of Managers. Alan Otis, Thomas Watterson, Katie Hellmann and Anna Koska are the Manager’s officers. Mr. Otis is the Chief Financial Officer and Treasurer of the Trusts, and his principal occupation is Executive Vice President of the Manager. Mr. Watterson is the Secretary of the Trusts, and his principal occupation is Executive Vice President, Chief Legal Officer and Secretary of the Manager. Ms. Hellmann is the Chief Compliance Officer of the Trusts and the Manager. Ms. Koska is the Vice President of the Trusts, and her principal occupation is Vice President, Investment and Advisory Services, of the Manager. Rudrabhishek Sahay is the managing member and majority owner of Aquarian.

The address of Ms. Slavin and the Manager is 11225 North Community House Road, Charlotte, North Carolina 28277. The address of Brighthouse is 11225 North Community

House Road, Charlotte, North Carolina 28277. The address of Mr. Sahay and Aquarian is 40 10th Avenue, 6th Floor, New York, New York 10014.

Vote Required

The shareholders of each Portfolio vote separately on Proposal I. All shares of a Portfolio vote together as a single class on Proposal I. The approval of Proposal I by any Portfolio is not contingent on the approval of any other Proposal relating to it, as applicable.

The vote required to approve the New Advisory Agreement with respect to a Portfolio is the lesser of (i) 67% of the shares of the Portfolio that are present or represented by proxy at the Meeting, if the holders of more than 50% of the shares of such Portfolio outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of a Portfolio outstanding on the Record Date. If the required vote is not obtained for a Portfolio, the Trustees will consider what other actions to take in the best interests of the Portfolio.

Recommendation of the Board

The Board of Trustees believes that the New Advisory Agreement with respect to each Portfolio is in the best interests of shareholders of such Portfolio. Accordingly, the Board unanimously recommends that shareholders of each Portfolio vote to APPROVE the New Advisory Agreement with respect to such Portfolio as set forth in Proposal I.

PROPOSAL II – APPROVAL OF NEW MIM SUBADVISORY AGREEMENTS WITH AFFILIATED SUBADVISER

Introduction

MIM currently serves as the investment subadviser to MetLife Multi-Index Targeted Risk Portfolio, a series of Trust I, and to each of MetLife Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio and MetLife Stock Index Portfolio, each a series of Trust II (previously defined as the “MIM Subadvised Portfolios”) under a Current Subadvisory Agreement between the Manager and MIM with respect to each MIM Subadvised Portfolio (each a “Current MIM Subadvisory Agreement” and collectively, the “Current MIM Subadvisory Agreements”). The date of each Current MIM Subadvisory Agreement and the date on which it was last approved by shareholders and last approved or continued by the Board are provided in Appendix A.

As described in Proposal I, the Transaction is expected to result in a change in control of the Manager, and therefore an “assignment” of each Portfolio’s Current Advisory Agreement for purposes of the 1940 Act, resulting in the automatic termination of the Current Advisory Agreement. In addition, as described in Proposal I, each Current Subadvisory Agreement (including each Current MIM Subadvisory Agreement) provides for its automatic termination upon termination of the applicable Current Advisory Agreement, and accordingly, will automatically terminate along with the corresponding Current Advisory Agreement upon the change in control of the Manager in connection with the Transaction.

Because the Brighthouse Order does not permit the Manager to enter into new subadvisory agreements with MIM, which may be deemed an affiliate of the Trusts, without shareholder approval, the New Subadvisory Agreements on behalf of the MIM Subadvised Portfolios (each a “New MIM Subadvisory Agreement” and collectively, the “New MIM Subadvisory Agreements”) cannot become effective without shareholder approval.

In anticipation of the Transaction, shareholders of each MIM Subadvised Portfolio are being asked to approve a New MIM Subadvisory Agreement on behalf of the Portfolio, to be effective upon the consummation of the Transaction. The form of New MIM Subadvisory Agreement for each MIM Subadvised Portfolio is attached hereto as Appendix D. The New MIM Subadvisory Agreement for each MIM Subadvised Portfolio will have an initial term of one year and will be substantially identical to the corresponding Current MIM Subadvisory Agreement, including with respect to the services MIM is required to provide to the Portfolio and the fee rates paid to MIM by the Manager. There are no material differences between each New MIM Subadvisory Agreement and its corresponding Current MIM Subadvisory Agreement.

As with the New Advisory Agreements, in anticipation of the Transaction, the Board met in person at the March Meeting and considered whether it would be in the best interests of each MIM Subadvised Portfolio to approve a New MIM Subadvisory Agreement with respect to such Portfolio. At the March Meeting, and for the reasons discussed below, the Board, including a majority of the Independent Trustees, approved a New MIM Subadvisory Agreement with respect to each MIM Subadvised Portfolio and recommended its approval by the shareholders of such Portfolio.

In the event that approval of the New MIM Subadvisory Agreements by shareholders of the MIM Subadvised Portfolios has not been obtained before the termination of the Current MIM Subadvisory Agreements, the Board has approved interim subadvisory agreements with MIM (the “Interim Subadvisory Agreements”) on behalf of the MIM Subadvised Portfolios that will go into effect upon the termination of the Current MIM Subadvisory Agreements. The Interim Subadvisory Agreements have the same terms and conditions as the corresponding New MIM Subadvisory Agreements, except for the dates and certain provisions required by Rule 15a-4 under the 1940 Act, summarized below.

As noted in Proposal I above, Rule 15a-4 allows an investment company to enter into a subadvisory agreement that has not been approved by a majority of the Portfolio’s outstanding voting securities under certain circumstances, including when previous subadvisory agreements terminate by assignment because of a change in control of an investment adviser or subadviser. In accordance with the requirements of Rule 15a-4, the Interim Subadvisory Agreements:

•	Have a duration no greater than 150 days following the date on which the Current MIM Subadvisory Agreement terminates;

•	Provide for compensation to MIM no greater than the compensation received under the Current MIM Subadvisory Agreement;

•

Provide that the Board or a majority of the Portfolio’s outstanding voting securities may terminate the agreement at any time, without the payment of penalty, on not more than 10 calendar days’ written notice to MIM or the Manager; and

•

Contain the same terms and conditions as the Current MIM Subadvisory Agreements, with the exception of effective and termination dates; the termination provision noted above; provisions requiring that the compensation earned under the Interim Subadvisory Agreements be held in an interest-bearing escrow account with the Trust’s custodian or a bank; and provisions relating to how MIM may be paid out of that interest-bearing escrow account.

Shareholders of the MIM Subadvised Portfolios are not being asked to approve the Interim Subadvisory Agreements, which will go into effect only in the event that a MIM Subadvised Portfolio’s shareholders have not approved that Portfolio’s New MIM Subadvisory Agreement before the change in control of the Manager and the resulting termination of the Current MIM Subadvisory Agreements in connection with the Transaction.

Comparison of Current MIM Subadvisory Agreement and New MIM Subadvisory Agreement

The terms of the New MIM Subadvisory Agreement for each MIM Subadvised Portfolio are substantially identical to those of the Current MIM Subadvisory Agreement for such MIM Subadvised Portfolio. There is no change in the subadvisory fee rate payable by the Manager to MIM. In addition, no contractual expense limitation or reimbursement currently in effect for a MIM Subadvised Portfolio will be affected by the replacement of the Current MIM Subadvisory Agreement with the New MIM Subadvisory Agreement. If approved by shareholders and assuming the Transaction is completed, each New MIM Subadvisory Agreement is expected to be effective as of the effective date of the Transaction and will have an initial term of one year from the date of its effectiveness. Each New MIM Subadvisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of each MIM Subadvised Portfolio, at least annually in the manner required by the 1940 Act and the rules thereunder. Below is a summary of the principal terms of each MIM Subadvisory Agreement, which are substantially identical to those of the New MIM Subadvisory Agreement for each MIM Subadvised Portfolio. The form of the New MIM Subadvisory Agreement for the Portfolios is attached hereto as Appendix D.

Services. The Current MIM Subadvisory Agreement for each MIM Subadvised Portfolio provides that MIM shall manage the investment and reinvestment of each MIM Subadvised Portfolio’s assets, subject to the supervision of the Manager, in accordance with the MIM Subadvised Portfolio’s investment objectives and policies.

Compensation. In return for the services provided under each Current MIM Subadvisory Agreement, the Manager pays MIM a fee based on average daily net assets of the MIM

Subadvised Portfolio allocated to MIM by the Manager, which is payable monthly. The MIM Subadvised Portfolios are not responsible for the fees paid to MIM. The fee rates for each MIM Subadvised Portfolio under the Current MIM Subadvisory Agreement and the fees paid by the Manager to MIM during each MIM Subadvised Portfolio’s most recent fiscal year are set forth in Appendix C to this Proxy Statement.

Limitation on Liability. Under the Current MIM Subadvisory Agreement for each MIM Subadvised Portfolio, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the agreement, MIM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Current MIM Subadvisory Agreement relates.

Continuance. The Current MIM Subadvisory Agreement for each MIM Subadvised Portfolio originally was in effect for an initial term of one year and is eligible to be continued thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act. As described above, if the shareholders of each MIM Subadvised Portfolio approve the New MIM Subadvisory Agreement and the Transaction is consummated, the New MIM Subadvisory Agreement with respect to each MIM Subadvised Portfolio will be effective as of the effective date of the Transaction and will have an initial term of one year from the consummation of the Transaction. Thereafter, the New MIM Subadvisory Agreement for each MIM Subadvised Portfolio may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Current MIM Subadvisory Agreement for MetLife Multi-Index Targeted Risk Portfolio may at any time be terminated by the Board, by the Manager, or by a vote of a majority of the outstanding voting securities of the Portfolio on sixty (60) days’ written notice to MIM, or by MIM on ninety (90) days’ written notice to the Manager, in each case without the payment of any penalty. The Current MIM Subadvisory Agreement for each of MetLife Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio and MetLife Stock Index Portfolio may at any time be terminated by the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on sixty (60) days’ written notice to the Manager and MIM, by the Manager on thirty (30) days’ written notice to MIM and the Trust, or by MIM on sixty (60) days’ written notice to the Manager and the Trust, in each case without the payment of any penalty. The Current MIM Subadvisory Agreement for each MIM Subadvised Portfolio also terminates automatically in the event of its assignment or upon termination of the corresponding Current Advisory Agreement.

Board Considerations

As described above, the Transaction will result in the automatic termination of each Current Subadvisory Agreement with MIM. At the March Meeting, the Board, including a majority of the Independent Trustees, approved the New MIM Subadvisory Agreements and recommended that the shareholders of the MIM Subadvised Portfolios also approve the New MIM Subadvisory Agreements.

In connection with its review of the New MIM Subadvisory Agreements, the Board generally followed the same process and reviewed similar kinds of information as it did when it reviewed and approved the New Advisory Agreements (see “Board Considerations” under Proposal 1). In particular, the Board considered that the nature, quality and extent of services provided under the Current MIM Subadvisory Agreements were not anticipated to change as a result of the Transaction and the fees paid to MIM under the New MIM Subadvisory Agreements would be identical to those paid under the Current MIM Subadvisory Agreements. The Board also considered the conclusions that it had reached with respect to the Current MIM Subadvisory Agreements at its November Meeting.

In the event a MIM Subadvised Portfolio’s shareholders do not approve the New MIM Subadvisory Agreement for that MIM Subadvised Portfolio prior to the closing of the Transaction, the Board also approved Interim Subadvisory Agreements with MIM for each MIM Subadvised Portfolio. Those Interim Agreements would take effect upon the closing of the Transaction and enable MIM to continue serving as subadviser to the MIM Subadvised Portfolio following the termination of the Current MIM Subadvisory Agreement and pending shareholder approval of the New MIM Subadvisory Agreement. Fees payable to the MIM under those Interim Agreements would be held in escrow pending shareholder approval.

Conclusion. The Board concluded, in light of all factors considered and the recommendation of the Manager, that the terms of the New MIM Subadvisory Agreements, including fees to be paid to MIM, were fair and reasonable, and that it would be in the best interests of each MIM Subadvised Portfolio to approve the New MIM Subadvisory Agreements. The Board, including a majority of the Independent Trustees, voted to approve the New MIM Subadvisory Agreements and to recommend approval of the New MIM Subadvisory Agreements by shareholders of the MIM Subadvised Portfolios. In considering the New MIM Subadvisory Agreements, the Trustees did not identify any one factor as determinative and each Trustee may have afforded different weights to the various factors.

Information Regarding the Affiliated Subadviser

MIM is a Delaware limited liability company. MetLife, Inc., a publicly-owned Delaware corporation, is the ultimate parent of MIM through its wholly owned subsidiary, MetLife Investment Management Holdings, LLC (“MIMH”).

Brian Funk is the President of MIM. Michael Karpik, Hugh McCrory, Michael Yick, Israel Grafstein and Claudia Cromie are officers of MIM. Mr. Karpik is Chief Operating Officer of MIM. Mr. McCrory is the Corporate Secretary of MIM and his principal occupation is Chief Counsel of MIM. Mr. Yick is Chief Financial Officer of MIM. Mr. Grafstein is Chief Compliance Officer of MIM. Ms. Cromie is Chief Risk Officer of MIM.

The address of Mr. Funk is One MetLife Way, Whippany, New Jersey 07981. The address of MetLife, Inc., MIMH and MIM is One MetLife Way, Whippany, New Jersey 07981.

Vote Required

The shareholders of each MIM Subadvised Portfolio vote separately on Proposal II. All shares of a MIM Subadvised Portfolio vote together as a single class on Proposal II. The approval of Proposal II by any MIM Subadvised Portfolio is not contingent on the approval of any other Proposal relating to it, as applicable.

The vote required to approve the New MIM Subadvisory Agreement with respect to a MIM Subadvised Portfolio is the lesser of (i) 67% of the shares of the Portfolio that are present or represented by proxy at the Meeting, if the holders of more than 50% of the shares of such Portfolio outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of the Portfolio outstanding on the Record Date. If the required vote is not obtained for a MIM Subadvised Portfolio, the Trustees will consider what other actions to take in the best interests of the Portfolio.

Recommendation of the Board

The Board of Trustees believes that the New MIM Subadvisory Agreement is in the best interests of shareholders of each MIM Subadvised Portfolio. Accordingly, the Board unanimously recommends that shareholders of each MIM Subadvised Portfolio vote to APPROVE the New MIM Subadvisory Agreement as set forth in Proposal II.

PROPOSAL III APPROVAL OF A MODIFIED “MANAGER-OF-MANAGERS” STRUCTURE FOR THE PORTFOLIOS

Introduction

The Portfolios and the Manager would like to rely on SEC exemptive relief that would modify the Manager’s existing manager-of-managers relief and permit the Manager to enter into or materially amend a subadvisory agreement with an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) of the Manager or the Trusts (in addition to unaffiliated persons under the current relief) without first obtaining shareholder approval. Thus, shareholder approval is being sought to permit reliance on this SEC exemptive relief with respect to affiliated subadvisers.

In particular, under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval. The Portfolios currently operate in a manager-of-managers structure pursuant to the Brighthouse Order that was previously obtained by the Manager and the Trusts. The Brighthouse Order enables the Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with subadvisers that are not affiliates of the Manager or the Trusts. Currently, if the subadviser is an affiliate of the Manager or the Trusts, a shareholder vote is required. Obtaining shareholder approval can be costly and time-consuming due to the efforts necessary to prepare and distribute proxy materials and solicit votes from shareholders. The Board believes that it is in the best interests of shareholders to provide the Manager and the Board with increased flexibility to make changes to affiliated and unaffiliated subadvisers of the Portfolios and material changes to investment subadvisory agreements without incurring the delay and expense associated with obtaining shareholder approval. Accordingly, the Board and the Manager are asking shareholders to grant authority to the Manager and the Trusts to enter into and materially amend investment subadvisory agreements with subadvisers that are affiliated persons of the Trusts, with the approval of the Board, but without obtaining additional shareholder approval.

Background on the Regulatory Relief

On May 29, 2019, the SEC issued an exemptive order to Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”) that allows (i) the Carillon Series Trust and its investment adviser, without the approval of fund shareholders, to enter into or amend a subadvisory agreement with a subadviser (“Subadviser Voting Relief”), including any subadviser that is an affiliated person of the investment adviser or a fund (an “Affiliated Subadviser”), and (ii) the series of Carillon Series Trust to disclose the advisory fees paid to subadvisers, including Affiliated Subadvisers, on an aggregate, rather than individual, basis. The Carillon Order was the first exemptive order issued by the SEC extending multi-manager exemptive relief to Affiliated Subadvisers and contains several conditions, some of which are already included in the Brighthouse Order.

On July 9, 2019, the staff of the SEC’s Division of Investment Management issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No-Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and adviser that previously obtained a “manager of managers” exemptive order essentially extends that order to cover Affiliated Subadvisers without seeking an amended exemptive order from the SEC. The staff’s no-action relief is conditioned on compliance with the conditions set forth in the Carillon Order. The staff further specified that if a fund’s prior multi-manager order provides only Subadviser Voting Relief, the staff’s position extends only to that relief. The BNYM No-Action Letter and the Carillon Order are referred to herein as the “Relief.”

Under the Relief, the Manager and the Trusts are subject to several conditions imposed by the SEC to ensure that the interests of a Portfolio’s shareholders are adequately protected. Among these conditions are that, within ninety (90) days of the hiring of a new subadviser, shareholders of the applicable Portfolio will be furnished with an information statement that contains substantially the same information about the subadviser and the subadvisory agreement that the Portfolio would otherwise have been required to send to shareholders in a proxy statement. The prospectus for the Portfolio will disclose the existence, substance and effect of reliance on the Relief and that the Manager has the ultimate responsibility, subject to oversight by the Board, to oversee the Portfolio’s subadvisers and recommend their hiring, termination and replacement. Also, as noted above, shareholders must approve the Manager’s and the Portfolio’s authority to enter into and materially amend these investment subadvisory agreements.3

As noted above, the Carillon Order also extended the funds’ prior exemptive relief that permitted the funds to disclose fees paid to unaffiliated subadvisers on an aggregate, rather than individual, basis to Affiliated Subadvisers. Because the Brighthouse Order does not currently permit such aggregate fee disclosure for unaffiliated subadvisers, if shareholders of a Portfolio approve Proposal III, and if the Portfolio were to have multiple subadvisers, the Portfolio would be permitted to disclose fees paid to subadvisers on an aggregate, rather than individual, basis only after it applied for and received approval from the SEC of an amendment to the Brighthouse Order.

Board Considerations

In recommending shareholders approve this proposal, the Board considered the delay inherent in holding shareholder meetings and that the Manager would be able to act more quickly to appoint a new subadviser that is an affiliate if and when the Board and the Manager believe that the appointment would benefit a Portfolio. The Board also took into account that if the Manager and the Board appoint an Affiliated Subadviser, the Portfolio’s shareholders would receive an information statement containing substantially the same information about the Affiliated Subadviser and the subadvisory agreement that the Portfolio would otherwise have been required to send shareholders in a proxy statement.

3 In addition to these conditions, any proposed subadvisory agreement or proposed modification to an existing subadvisory agreement would be subject to the requirements of the 1940 Act and the Manager’s regular fiduciary duties to the Portfolios.

The Board believes that it will retain sufficient oversight of the Portfolio’s investment subadvisory arrangements to be able to continue to seek to ensure that shareholders’ interests are protected whenever the Manager selects an Affiliated Subadviser or materially modifies an investment subadvisory agreement with an Affiliated Subadviser, in the same manner as the Board currently exercises its oversight. The Board, including a majority of the Independent Trustees, will continue to evaluate and to approve all proposed investment subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the Trustees will analyze such factors as they consider to be relevant to the approval of or proposed modifications to an investment subadvisory agreement.

Accordingly, the Board believes that granting the Manager and the Board maximum flexibility to select Affiliated Subadvisers, in addition to the flexibility they currently have to select unaffiliated subadvisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders.

Oversight of Affiliated Subadvisers

The Manager serves as investment manager to the Portfolios under the Current Advisory Agreements. Pursuant to the Current Advisory Agreements, the Manager has agreed to manage the investment and reinvestment of assets of the Portfolios. For some Portfolios, the Manager has delegated certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio’s account, to subadvisers under subadvisory agreements. BIA is responsible for overseeing the Portfolios’ subadvisers and for making recommendations to the Board relating to, as necessary, hiring and replacing subadvisers to the Portfolios.

The Manager will retain these responsibilities if Proposal III is approved.

Vote Required

The shareholders of each Portfolio vote separately on Proposal III. All shares of a Portfolio vote together as a single class on Proposal III. The approval of Proposal III by any Portfolio is not contingent on the approval of any other Proposal relating to it, as applicable.

The vote required to approve the modified manager-of-managers structure with respect to a Portfolio is the lesser of (i) 67% of the shares of the Portfolio that are present or represented by proxy at the Meeting, if the holders of more than 50% of the shares of such Portfolio outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of a Portfolio outstanding on the Record Date.

If the required vote is not obtained for a Portfolio, the Portfolio will continue to operate under a manager-of-managers structure pursuant to the Brighthouse Order and the Portfolio will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with Affiliated Subadvisers.

Recommendation of the Board

The Board of Trustees believes that the modified manager-of-managers structure with respect to each Portfolio is in the best interests of shareholders of such Portfolio. Accordingly, the Board unanimously recommends that shareholders of each Portfolio vote to APPROVE the modified manager-of-managers structure with respect to such Portfolio as set forth in Proposal III.

PROPOSAL IV APPROVAL OF THE RECLASSIFICATION OF THE LARGE CAP PORTFOLIOS’ DIVERSIFICATION STATUS

Introduction

Each of Brighthouse/Wellington Large Cap Research Portfolio, Loomis Sayles Growth Portfolio, BlackRock Capital Appreciation Portfolio, Jennison Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio (previously defined as the “Large Cap Portfolios”) is currently classified as a diversified fund under the 1940 Act. The Manager recommends that you approve the re-classification of each Large Cap Portfolio to a non-diversified fund under the 1940 Act to provide each Large Cap Portfolio’s portfolio managers with increased investment flexibility to adjust individual securities positions based on the portfolio managers’ relative risk expectations for these issuers and therefore, provide the potential for better long-term investment performance.

Section 5(b)(1) of the 1940 Act requires funds to be classified as either “diversified” or “non-diversified.” Such classification as “diversified” must also be a fundamental investment policy, meaning that it cannot be changed or eliminated without shareholder approval. As a diversified fund, pursuant to Section 5(b)(1) of the 1940 Act, at least 75 percent of the total assets of each Large Cap Portfolio must be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities that are limited in respect of any single issuer to no more than 5 percent of the Large Cap Portfolio’s total assets and to no more than 10 percent of the outstanding voting securities of that issuer. In effect, the aggregate total of single-issuer positions of 5% or more cannot exceed 25% of each Large Cap Portfolio’s assets. The Large Cap Portfolios are subject to investment restrictions that reflect these requirements.4

In contrast, a non-diversified fund does not have this limitation and therefore can invest a greater percentage of its assets in fewer issuers. A non-diversified fund can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified fund, which could cause the value of a non-diversified fund, as compared to the value of a diversified fund, to be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.

Each Large Cap Portfolio is also subject to tax diversification requirements under Subchapter M of the Internal Revenue Code (the “Code”). The proposed reclassification will not affect any Large Cap Portfolio’s qualification as a regulated investment company under Subchapter M of the Code, as the tax diversification requirements apply independently of the 1940 Act. The Large Cap Portfolios will also continue to comply with other applicable

4 Brighthouse/Wellington Large Cap Research Portfolio and Loomis Sayles Growth Portfolio are subject to fundamental policies to operate as diversified funds. Although BlackRock Capital Appreciation Portfolio, Jennison Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio are subject to non-fundamental policies to operate as diversified funds, shareholder approval is nonetheless required to change these Portfolios’ classifications from diversified to non-diversified given the requirements of Section 13(a)(1) under the 1940 Act.

diversification standards, including the diversification requirements of Section 817(h) of the Code for certain insurance company separate accounts.

Rationale

Each of Loomis Sayles Growth Portfolio, BlackRock Capital Appreciation Portfolio, Jennison Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio uses the Russell 3000 Index as its broad-based securities market index and the Russell 1000 Growth Index as an additional performance benchmark. Brighthouse/Wellington Large Cap Research Portfolio uses the S&P 500 Index (together with the Russell 3000 Index and the Russell 1000 Growth Index, the “Benchmarks”) as its broad-based securities market index and its performance benchmark. In contrast to the Large Cap Portfolios, the Benchmarks are not limited by the 1940 Act diversification requirement. While the Large Cap Portfolios are not index funds (i.e., funds that seek to track the performance of a benchmark), they do select securities from the Benchmarks’ universe and the Large Cap Portfolios’ performance is assessed against the Benchmarks.

In recent years, the Benchmarks have become increasingly concentrated in a limited number of large capitalization and large capitalization growth issuers. Specific Benchmark constituents have grown to represent more than 5% of the Benchmark and, at times, 25% or more of the Benchmark has been comprised of such large Benchmark constituents. Although levels of concentration have historically fluctuated in the Benchmarks, the Manager believes that this market concentration is likely to continue.

Currently, the Large Cap Portfolios are not able to invest in these large Benchmark constituents in similar proportions as the Benchmarks because of their diversified status. In particular, each Large Cap Portfolio faces difficulty in maintaining issuer level exposures consistent with the investment processes and portfolio construction approaches that are central to its strategy, while also remaining within the limitations applicable to a diversified fund. The current diversified classifications restrict each Large Cap Portfolio’s ability to hold positions in certain issuers at levels that may be necessary to implement its strategy as intended. Changing the Large Cap Portfolios’ status to non-diversified would give the portfolio managers of each Large Cap Portfolio enhanced flexibility to invest a greater portion of a Large Cap Portfolio’s assets in one or more of these large Benchmark constituents, if desired for investment purposes and provide additional flexibility for each Large Cap Portfolio to continue to pursue its principal investment strategy effectively.

For these reasons, the Manager believes that reclassifying each Large Cap Portfolio as a non-diversified fund is in the best interests of each Large Cap Portfolio and its shareholders.

If shareholders approve Proposal IV, effective July 1, 2026, the applicable Large Cap Portfolio will revise its current investment restriction(s) to reflect that such Large Cap Portfolio is not subject to the investment restriction(s) regarding diversification, as marked in the table below.5 In such case, the Large Cap Portfolio may operate as a non-diversified fund or, in the subadviser’s or Manager’s discretion, it may not, subject to the best interests of the Large Cap Portfolio and its shareholders.

Portfolio	Proposed Investment Restrictions
Brighthouse/Wellington Large Cap Research Portfolio Loomis Sayles Growth Portfolio	Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than cash and cash items (including receivables), securities issued by the U.S. Government, its agencies and instrumentalities or securities of other investment companies. (Each of Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Large Cap Research Portfolio, Loomis Sayles Growth Portfolio and PanAgora Global Diversified Risk Portfolio, as a non-diversified fund, is not subject to any fundamental policy which limits its investments in a single issuer.)
BlackRock Capital Appreciation Portfolio Jennison Growth Portfolio T. Rowe Price Large Cap Growth Portfolio

None of the Portfolios will:

. . .

Except as noted, with respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company (MetLife Stock Index Portfolio intends to be diversified in approximately the same proportion as its underlying index, the S&P 500 Index, is diversified and may become non-diversified, as defined in the 1940 Act, exceeding the investment limits described in this policy, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index; and each of BlackRock Capital Appreciation Portfolio, Jennison Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio, as a non-diversified fund, is not subject to any policy which limits its investments in a single issuer); or

5 The Large Cap Portfolios’ investment restrictions are disclosed in the Trusts’ Statement of Additional Information, as supplemented, that relates to all Portfolios of the Trusts and therefore apply to certain other Portfolios in addition to the Large Cap Portfolios.

Portfolio	Proposed Investment Restrictions

Except as noted, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities, or to securities of any registered investment company (MetLife Stock Index Portfolio intends to be diversified in approximately the same proportion as its underlying index, the S&P 500 Index, is diversified and may become non-diversified, as defined in the 1940 Act, exceeding the investment limits described in this policy, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index; and each of BlackRock Capital Appreciation Portfolio, Jennison Growth Portfolio and T. Rowe Price Large Cap Growth Portfolio, as a non-diversified fund, is not subject to any policy which limits its investments in a single issuer).

Board Considerations

The Board considered the recommendation of the Manager that each Large Cap Portfolio should be reclassified as non-diversified under the 1940 Act. The Board considered, among other things, the principal investment strategy of each Large Cap Portfolio, the composition of each Large Cap Portfolio’s Benchmark(s), and information from the Manager regarding the increased concentration of the Benchmarks. Additionally, the Board reviewed information from the Manager regarding the constraints on the portfolio managers of the Large Cap Portfolios to manage the Portfolios in line with their principal investment strategies and in line with the 1940 Act diversification requirements. The Board considered that the Large Cap Portfolios would remain subject to the tax diversification requirements under the Code for regulated investment companies and insurance company separate accounts. The Board further considered that as non-diversified funds, the Large Cap Portfolios would carry additional risk because they would have greater flexibility to concentrate their holdings in fewer issuers. Based on a review of this information and the recommendation from the Manager, and any additional considerations that each Trustee found relevant, the Board determined to recommend that shareholders of each Large Cap Portfolio approve the proposed reclassification of the Large Cap Portfolio to non-diversified.

Vote Required

The shareholders of each Large Cap Portfolio vote separately on Proposal IV. All shares of a Large Cap Portfolio vote together as a single class on Proposal IV. The approval of Proposal IV by any Large Cap Portfolio is not contingent on the approval of any other Proposal relating to it, as applicable.

The vote required to approve the reclassification of a Large Cap Portfolio’s diversification status is the lesser of (i) 67% of the shares of such Large Cap Portfolio that are present or represented by proxy at the Meeting, if the holders of more than 50% of the shares of such Large Cap Portfolio outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of such Large Cap Portfolio outstanding on the Record Date.

If the required vote is not obtained for a Large Cap Portfolio, such Large Cap Portfolio will continue to operate as a diversified fund and its current investment restriction(s) will remain unchanged.

Recommendation of the Board

The Board of Trustees believes that the reclassification of each Large Cap Portfolio’s diversification status is in the best interests of shareholders of such Large Cap Portfolio. Accordingly, the Board unanimously recommends that shareholders of each Large Cap Portfolio vote to APPROVE the reclassification of such Large Cap Portfolio as set forth in Proposal IV.

OTHER INFORMATION

Information about Voting Instructions and the Conduct of the Meeting

Solicitation of Voting Instructions

Voting instructions will be solicited primarily by mailing this Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trusts, the Insurance Companies or by their agents. In addition, Computershare Fund Services has been engaged to assist in the solicitation of proxies at an estimated cost of up to $4,789,763, although the actual costs of the solicitation may be higher. The Manager will bear all of the costs of the Meeting, including the costs of printing and mailing this Proxy Statement and soliciting voting instructions. In addition, the Manager has agreed to reimburse the Trusts for their expenses relating to the Transaction, including the costs of Trustee meetings, legal counsel, and independent consultants.

Voting Process

The shares of each Portfolio are currently sold to the separate accounts of the Insurance Companies as the record owners for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts that are registered as investment companies with the SEC. Most of the shares of the Portfolios are attributable to contracts issued by the Insurance Companies.

Record owners of the shares of each Portfolio as of the Record Date will be entitled to vote and may cast one vote for each share held and a fractional vote for each fractional share held. For each Portfolio, one-third (33 1/3%) of the shares issued and outstanding constitutes a quorum for the transaction of business by the shareholders of such Portfolio at the Meeting.

In determining whether a quorum is present, the tellers (persons appointed by the Trusts to receive, count and report all ballots cast at the Meeting) will count shares represented by proxies that reflect abstentions or votes withheld as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any Proposal, these shares will have the same effect as if they cast votes against Proposals I, II, III and IV.

In accordance with their understanding of presently applicable law, the Insurance Companies will vote the shares of a Portfolio that are attributable to the contracts based on voting instructions received from owners of such contracts that participate in the corresponding investment divisions in the separate accounts. The number of Portfolio shares held in the corresponding investment division of a separate account deemed attributable to each Contract Holder is determined by dividing a variable life insurance policy’s or variable benefit option’s cash value or a variable annuity contract’s accumulation units (or if variable annuity payments are currently being made, the amount of the Insurance Company’s reserves attributable to that variable annuity contract), as the case may be, in that division by the net asset value of one share in the Portfolio.

Each Portfolio currently issues one or more of the following share classes: Class A shares, Class B shares, Class C shares, Class D shares, Class E shares, Class F shares and Class G shares, which, among other things, have different net asset values. Whether Class A shares, Class B shares, Class C shares, Class D shares, Class E shares, Class F shares or Class G shares are offered in connection with a given contract depends on the particular contract. Each Class A share, Class B share, Class C share, Class D share, Class E share, Class F share and Class G share has one vote. For purposes of determining the number of Portfolio shares for which a Contract Holder is entitled to give voting instructions, the Insurance Companies use the per share net asset value for such class of Portfolio shares that are offered under that contract. Fractional votes will be counted. The number of shares for which a Contract Holder has a right to give voting instructions is determined as of the Record Date.

Portfolio shares held in an investment division attributable to contracts for which no timely instructions are received or that are not attributable to contracts will be represented at the Meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all contracts participating in that investment division. Because the Trusts and the Portfolios use proportional voting, a small number of shareholders may determine the outcome of a vote, including the vote on the Proposals.

With respect to Proposal I, II, III and IV, if you are a Contract Holder of units that relate to shares of more than one Portfolio, your voting instruction card will ask you to provide separate voting instructions for each such Portfolio.

A shareholder may revoke its proxy prior to the Meeting by providing written notice to Computershare Fund Services, PO Box 43130, Providence, Rhode Island 02940-3130, or change its vote by submitting a subsequently executed and dated proxy card, by authorizing its proxy by internet or telephone on a later date, by attending the Meeting and casting its vote virtually or written notice of the death or incapacity of the maker of that proxy is received by each Trust before the vote. If a shareholder authorizes its proxy by internet or telephone, it may change its vote prior to the Meeting by authorizing a subsequent proxy by completing, signing and returning a proxy card dated as of a date that is later than its last internet or telephone proxy authorization or by attending the Meeting and casting its vote virtually. Merely attending the Meeting without voting will not revoke a prior proxy. If you simply sign the voting instruction card without specifying an instruction, the voting instruction card will be voted in accordance with the recommendation of the Portfolio’s Board with respect to each Proposal considered at the Meeting.

If you wish to attend the Meeting virtually and vote, visit meetnow.global/M6YKRR5 and enter the control number found on your proxy card. For further information regarding the proposals or voting instructions, please call (866) 486-9631.

Adjournments; Other Business

With respect to Proposals I, II, III and IV, the Meeting as to any Portfolio may be adjourned by (a) the vote of a majority of the total number of shares of the relevant Portfolio represented at the Meeting virtually or by proxy or (b) in his or her discretion by the chair of the Meeting. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Trusts intends to present or knows that others will present are the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in their discretion, unless the Secretary of the Trusts has previously received written contrary instructions from the shareholder entitled to vote the shares. Shares represented by properly executed proxy cards that constitute abstentions will have the effect of a vote against any adjournment.

Shareholder Proposals at Future Meetings

Under each Trust’s Amended and Restated By-laws, the Trusts are not required to hold an annual meeting of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of a Portfolio or the Trusts must be received by the Trusts in writing a reasonable amount of time before the Trusts solicit proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Information about the Trusts

Distributor and Administrator

Brighthouse Securities, LLC is the distributor (the “Distributor”) for the Trusts and its principal place of business is 11225 North Community House Road, Charlotte, North Carolina 28277. The amounts paid by each Portfolio to the Distributor pursuant to a Distribution and Services Plan during each Portfolio’s most recent fiscal year are set forth in Appendix C to this Proxy Statement. State Street Bank and Trust Company is the administrator (the “Administrator”) to the Trusts and its principal place of business is John Adams Building,

1776 Heritage Drive, North Quincy, Massachusetts 02171. These services will continue to be provided to the Trusts following the Transaction.

Affiliated Brokerage

The table below sets forth the commissions paid by the Portfolios to a broker (i) that is an affiliated person of the Portfolios, (ii) that is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Portfolios, the Manager, a Portfolio’s subadviser, the Distributor or the Administrator (“Affiliated Brokers”) during the fiscal year ended December 31, 2025. In each case, the broker is an Affiliated Broker because it is an affiliate of the relevant Portfolio’s subadviser.

Portfolios	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid to Affiliate	Percentage of Total Brokerage Commissions
Invesco Comstock Portfolio	Invesco Capital Markets, Inc.	$60,213	16.74%

Invesco Global Equity Portfolio	Invesco Capital Markets, Inc.	$992	0.24%

Invesco Small Cap Growth Portfolio	Invesco Capital Markets, Inc.	$46,374	5.71%

Morgan Stanley Discovery Portfolio	Morgan Stanley & Co. LLC	$1,025	0.12%

Reports

Copies of the most recent annual report, the most recent semiannual report succeeding the most recent annual report of each Portfolio, if any, and Form N-CSR filing of each Trust may be obtained without charge by calling (800) 882-1292 or by writing to Thomas Watterson, Brighthouse Funds Trust I and Brighthouse Funds Trust II, c/o Brighthouse Investment Advisers, LLC, 11225 North Community House Road, Charlotte, North Carolina 28277. This Proxy Statement, the most recent annual report, semiannual report and financial statements, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders, are available on the Internet at https://dfinview.com/BHFT.

Ownership of Shares

As of the Record Date, the following number of shares of each Portfolio were outstanding and entitled to vote:

Brighthouse Funds Trust I	Class	Shares Outstanding on Record Date
AB Global Dynamic Allocation Portfolio	Class B	[*]
AB International Bond Portfolio	Class A	[*]
	Class B	[*]
Allspring Mid Cap Value Portfolio	Class A	[*]
	Class B	[*]

Brighthouse Funds Trust I	Class	Shares Outstanding on Record Date
American Funds® Aggressive Allocation Portfolio	Class B	[*]
	Class C	[*]
American Funds® Balanced Allocation Portfolio	Class B	[*]
	Class C	[*]
American Funds® Growth Portfolio	Class C	[*]
American Funds® Moderate Allocation Portfolio	Class B	[*]
	Class C	[*]
BlackRock Global Tactical Strategies Portfolio	Class B	[*]
BlackRock High Yield Portfolio	Class A	[*]
	Class B	[*]
Brighthouse/Artisan International Portfolio	Class A	[*]
	Class B	[*]
Brighthouse Asset Allocation 100 Portfolio	Class A	[*]
	Class B	[*]
Brighthouse Balanced Plus Portfolio	Class B	[*]
Brighthouse/Eaton Vance Floating Rate Portfolio	Class A	[*]
	Class B	[*]
Brighthouse/Franklin Low Duration Total Return Portfolio	Class A	[*]
	Class B	[*]
Brighthouse Small Cap Value Portfolio	Class A	[*]
	Class B	[*]
Brighthouse/Templeton International Bond Portfolio	Class A	[*]
	Class B	[*]
Brighthouse/Wellington Large Cap Research Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
CBRE Global Real Estate Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
Harris Oakmark International Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
Invesco Balanced-Risk Allocation Portfolio	Class B	[*]
Invesco Comstock Portfolio	Class A	[*]
	Class B	[*]
Invesco Global Equity Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
Invesco Small Cap Growth Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
JPMorgan Core Bond Portfolio	Class A	[*]
	Class B	[*]
JPMorgan Global Active Allocation Portfolio	Class B	[*]
JPMorgan Small Cap Value Portfolio	Class A	[*]
	Class B	[*]

Brighthouse Funds Trust I	Class	Shares Outstanding on Record Date
Loomis Sayles Global Allocation Portfolio	Class A	[*]
	Class B	[*]
Loomis Sayles Growth Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
MetLife Multi-Index Targeted Risk Portfolio	Class B	[*]
MFS® Research International Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
Morgan Stanley Discovery Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
PanAgora Global Diversified Risk Portfolio	Class B	[*]
PIMCO Inflation Protected Bond Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
PIMCO Total Return Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
Schroders Global Multi-Asset Portfolio	Class B	[*]
SSGA Emerging Markets Enhanced Index Portfolio	Class A	[*]
	Class B	[*]
SSGA Growth and Income ETF Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
SSGA Growth ETF Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
T. Rowe Price Large Cap Value Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
T. Rowe Price Mid Cap Growth Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
TCW Core Fixed Income Portfolio	Class A	[*]
	Class B	[*]
Victory Sycamore Mid Cap Value Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
Western Asset Management Government Income Portfolio	Class B	[*]

Brighthouse Funds Trust II	Class	Shares Outstanding on Record Date
Baillie Gifford International Stock Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]

Brighthouse Funds Trust II	Class	Shares Outstanding on Record Date
BlackRock Bond Income Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
BlackRock Capital Appreciation Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
BlackRock Ultra-Short Term Bond Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
Brighthouse Asset Allocation 20 Portfolio	Class A	[*]
	Class B	[*]
Brighthouse Asset Allocation 40 Portfolio	Class A	[*]
	Class B	[*]
Brighthouse Asset Allocation 60 Portfolio	Class A	[*]
	Class B	[*]
Brighthouse Asset Allocation 80 Portfolio	Class A	[*]
	Class B	[*]
Brighthouse /Artisan Mid Cap Value Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
Brighthouse /Dimensional International Small Company Portfolio	Class A	[*]
	Class B	[*]
Brighthouse /Wellington Balanced Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
Brighthouse/Wellington Core Equity Opportunities Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
Frontier Mid Cap Growth Portfolio	Class A	[*]
	Class B	[*]
	Class D	[*]
	Class E	[*]
Jennison Growth Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
Loomis Sayles Small Cap Core Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
Loomis Sayles Small Cap Growth Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
MetLife Aggregate Bond Index Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
	Class G	[*]
MetLife Mid Cap Stock Index Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
	Class G	[*]

Brighthouse Funds Trust II	Class	Shares Outstanding on Record Date
MetLife MSCI EAFE® Index Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
	Class G	[*]
MetLife Russell 2000® Index Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
	Class G	[*]
MetLife Stock Index Portfolio	Class A	[*]
	Class B	[*]
	Class D	[*]
	Class E	[*]
	Class G	[*]
MFS® Total Return Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
	Class F	[*]
MFS® Value Portfolio	Class A	[*]
	Class B	[*]
	Class D	[*]
	Class E	[*]
Neuberger Berman Genesis Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
T. Rowe Price Large Cap Growth Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
T. Rowe Price Small Cap Growth Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
	Class G	[*]
VanEck Global Natural Resources Portfolio	Class A	[*]
	Class B	[*]
Western Asset Management Strategic Bond Opportunities Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]
Western Asset Management U.S. Government Portfolio	Class A	[*]
	Class B	[*]
	Class E	[*]

[As of the Record Date, all of the outstanding voting securities of the Trusts were owned by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Because the Insurance Companies owned 100% of the shares of each Trust, they may be deemed to be in control (as defined in the 1940 Act) of the Trusts. Shares of the Portfolios are not offered for direct purchase by the investing public.]

[The Insurance Companies have informed the Trusts that, as of the Record Date, [there were no persons owning contracts which would entitle them to give voting instructions]/[the contract owners listed below were entitled to give voting instructions] to the Insurance Companies with respect to 5% or more of a class of a Portfolio’s outstanding shares. Each contract owner’s address is c/o Brighthouse Funds Trust I or Brighthouse Funds Trust II (as applicable), 11225 North Community House Road, Charlotte, North Carolina 28277.]

Brighthouse Funds Trust I	Class	Percentage of Class
[Portfolio – Contract Owner]	Class [*]	[*]

Brighthouse Funds Trust II	Class	Percentage of Class
[Portfolio – Contract Owner]	Class [*]	[*]

[The Trusts have been informed that, as of the Record Date, the officers and Trustees as a group owned less than 1% of the outstanding shares of each Portfolio.]

Certain Interests in the Proposals

The Trustees beneficially own shares of certain Portfolios through participation in the Trusts’ Deferred Fee Agreements and/or through ownership of insurance products issued by insurance companies, including insurance companies affiliated with Brighthouse, that utilize the Portfolios as investment vehicles. Summary information regarding the Trustees’ beneficial interests in the Portfolios is included in the Trusts’ Statement of Additional Information dated April 28, 2025, as supplemented.

John Rosenthal, a Trustee who is deemed an “interested person” of the Trusts, as such term is defined in the 1940 Act, because of his position with Brighthouse, may be deemed to have a substantial interest in the Transaction, including because of his ownership of and exposure to equity interests in Brighthouse.

INSTRUCTIONS FOR EXECUTING VOTING INSTRUCTIONS

The following general rules for signing voting instructions may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your voting instructions properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the voting instructions.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the voting instructions.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION	VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith	John B. Smith, Jr., Executor

After completing your voting instructions, return it in the enclosed postage paid envelope.

If you have any questions about the voting instructions, please call the Portfolio at (800) 882-1292.

Appendix A

The tables below set forth the date of each Current Advisory Agreement, the date on which it was last approved by the Board, the date on which it was last submitted to a vote of shareholders, and the purpose of such submission.

Brighthouse Funds Trust I

Portfolio	Date of Current Advisory Agreement	Date Agreement was Last Approved by Board	Date Current Advisory Agreement was Last Submitted to Shareholders	Purpose of Submitting Current Advisory Agreement to Shareholders

AB Global Dynamic Allocation Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

AB International Bond Portfolio	11/7/18	11/21/25	4/26/19	Initial Approval

Allspring Mid Cap Value Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

American Funds® Aggressive Allocation Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

American Funds® Balanced Allocation Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

American Funds® Growth Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

American Funds® Moderate Allocation Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

BlackRock Global Tactical Strategies Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

BlackRock High Yield Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse/Artisan International Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse Asset Allocation 100 Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse Balanced Plus Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Portfolio	Date of Current Advisory Agreement	Date Agreement was Last Approved by Board	Date Current Advisory Agreement was Last Submitted to Shareholders	Purpose of Submitting Current Advisory Agreement to Shareholders

Brighthouse/Eaton Vance Floating Rate Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse/Franklin Low Duration Total Return Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse Small Cap Value Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse/Templeton International Bond Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse/Wellington Large Cap Research Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

CBRE Global Real Estate Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Harris Oakmark International Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Invesco Balanced-Risk Allocation Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Invesco Comstock Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Invesco Global Equity Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Invesco Small Cap Growth Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

JPMorgan Core Bond Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

JPMorgan Global Active Allocation Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

JPMorgan Small Cap Value Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Loomis Sayles Global Allocation Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Portfolio	Date of Current Advisory Agreement	Date Agreement was Last Approved by Board	Date Current Advisory Agreement was Last Submitted to Shareholders	Purpose of Submitting Current Advisory Agreement to Shareholders

Loomis Sayles Growth Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

MetLife Multi-Index Targeted Risk Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

MFS® Research International Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Morgan Stanley Discovery Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

PanAgora Global Diversified Risk Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

PIMCO Inflation Protected Bond Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

PIMCO Total Return Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Schroders Global Multi-Asset Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

SSGA Emerging Markets Enhanced Index Portfolio	11/7/18	11/21/25	4/26/19	Initial Approval

SSGA Growth and Income ETF Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

SSGA Growth ETF Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

T. Rowe Price Large Cap Value Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

T. Rowe Price Mid Cap Growth Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

TCW Core Fixed Income Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Victory Sycamore Mid Cap Value Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Western Asset Management Government Income Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse Funds Trust II

Portfolio	Date of Current Advisory Agreement	Date Agreement was Last Approved by Board	Date Current Advisory Agreement was Last Submitted to Shareholders	Purpose of Submitting Current Advisory Agreement to Shareholders

Baillie Gifford International Stock Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

BlackRock Bond Income Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

BlackRock Capital Appreciation Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

BlackRock Ultra-Short Term Bond Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse Asset Allocation 20 Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse Asset Allocation 40 Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse Asset Allocation 60 Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse Asset Allocation 80 Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse/Artisan Mid Cap Value Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse/Dimensional International Small Company Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse/Wellington Balanced Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Brighthouse/Wellington Core Equity Opportunities Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Frontier Mid Cap Growth Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Jennison Growth Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Loomis Sayles Small Cap Core Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Portfolio	Date of Current Advisory Agreement	Date Agreement was Last Approved by Board	Date Current Advisory Agreement was Last Submitted to Shareholders	Purpose of Submitting Current Advisory Agreement to Shareholders

Loomis Sayles Small Cap Growth Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

MetLife Aggregate Bond Index Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

MetLife Mid Cap Stock Index Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

MetLife MSCI EAFE® Index Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

MetLife Russell 2000® Index Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

MetLife Stock Index Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

MFS® Total Return Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

MFS® Value Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Neuberger Berman Genesis Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

T. Rowe Price Large Cap Growth Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

T. Rowe Price Small Cap Growth Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

VanEck Global Natural Resources Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Western Asset Management Strategic Bond Opportunities Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Western Asset Management U.S. Government Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

The table below sets forth the date of each Current MIM Subadvisory Agreement, the date on which it was last approved by the Board, the date on which it was last submitted to a vote of shareholders, and the purpose of such submission.

MIM Sub-Advised Portfolios

Portfolio	Date of Current Subadvisory Agreement	Date Agreement was Last Approved by Board	Date Current Subadvisory Agreement was Last Submitted to Shareholders	Purpose of Submitting Current Advisory Agreement to Shareholders

MetLife Multi-Index Targeted Risk Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

MetLife Aggregate Bond Index Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

MetLife Mid Cap Stock Index Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

MetLife MSCI EAFE® Index Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

MetLife Russell 2000® Index Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

MetLife Stock Index Portfolio	8/4/17	11/21/25	2/24/17	Change in Control

Appendix B

FORMS OF ADVISORY AGREEMENTS

For the fund-of-funds Portfolios of Brighthouse Funds Trust I: American Funds® Aggressive Allocation Portfolio, American Funds® Balanced Allocation Portfolio, American Funds® Moderate Allocation Portfolio, Brighthouse Asset Allocation 100 Portfolio, Brighthouse Balanced Plus Portfolio, and MetLife Multi-Index Targeted Risk Portfolio.

FORM OF MANAGEMENT AGREEMENT

(BRIGHTHOUSE FUNDS TRUST I)

MANAGEMENT AGREEMENT

______________, ______

Brighthouse Investment Advisers, LLC

11225 North Community House Road

Charlotte, North Carolina 28277

Ladies and Gentlemen:

Brighthouse Funds Trust I (the “Trust”), a Delaware trust created pursuant to an Agreement and Declaration of Trust, herewith confirms its agreement with Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Manager”), as follows:

1.  Investment Description; Appointment

The Trust desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as amended from time to time, and in its registration statement filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended from time to time (the “Registration Statement”), and in such manner and to such extent as may from time to time be approved by the Board of Trustees. The Trust has designated certain separate investment portfolios set forth in Schedule A. The Trust may in the future designate additional separate investment portfolios. Such existing and future portfolios are hereinafter referred to as the “Portfolios.” Copies of the Registration Statement and the Trust’s Agreement and Declaration of Trust, as amended, have been or will be submitted to the Manager. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to registered investment companies. The Trust desires to employ the Manager to act as its investment manager and adviser on behalf of the Portfolios specified in Schedule A. The Manager accepts this appointment and agrees to furnish the services described herein for the compensation set forth below. The Manager will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized by this Agreement or another writing signed by the Trust and the Manager.

2. Duties of Manager

a.   Subject to the general supervision and control of the Trustees of the Trust and under the terms and conditions set forth in this Agreement, the Manager will manage the investment operations and composition of each Portfolio and render investment advice for each Portfolio, including the purchase, retention, and disposition of the investments, securities and cash contained in each Portfolio, in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s Agreement and Declaration of Trust, By-Laws, and such Trust’s Prospectus, Statement of Additional Information (“SAI”) and Compliance Manual, as is from time to time in effect.

b.   As part of the advisory services it will provide hereunder, the Manager will:

(i)   obtain and evaluate, to the extent deemed necessary and advisable by the Manager in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are directly or indirectly included in the Portfolios or are under consideration for inclusion in the Portfolios;

(ii)   formulate and implement a continuous investment program for the Portfolios, which may consist of investing the assets of one or more of the Portfolios in other registered investment companies;

(iii)   take whatever steps are necessary to implement the investment program for the Portfolios by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Portfolios;

(iv)   keep the Trustees of the Trust fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in the Portfolios, its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Trustees of the Trust;

(v)   in accordance with procedures and methods established by the Trustee of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolios, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Manager for each security or other investment/asset in the Portfolios for which market prices are not readily available;

(vi)   cooperate with and provide reasonable assistance to the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt response to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

b.   The Manager will furnish to the Trust such statistical information, with respect to the investments that a Portfolio may hold or contemplate purchasing, as the Trust may reasonably request. The Manager also agrees to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

c.   Subject to the supervision and direction of the Board of Trustees of the Trust, the Manager, at its own expense, will also supply the Trust with (i) office facilities (which may be in the Manager’s own offices), and (ii) necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Manager or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any investment adviser pursuant to a contract with such investment adviser; and (iii) other information and services required in connection with the preparation of all registration statements and prospectuses, prospectus supplements, statements of additional information, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns, except for (a) services of outside counsel or independent accountants or (b) services to be provided by any investment adviser under any contract with such investment adviser.

d.   Subject to the appropriate policies and procedures approved by the Board of Trustees, the Manager may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause a Portfolio to pay a broker or dealer that provides brokerage or research services to the Manager, an investment adviser, the Trust and the Portfolio an amount of commission for effecting a Portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Manager’s overall responsibilities to the Portfolio, the Trust or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Board of Trustees, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking “best execution” and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., the Manager may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

e.   Subject to the requirement to seek best price and execution, and to the appropriate policies and procedures approved by the Board of Trustees, the Trust reserves the right to direct the Manager effect transactions in a Portfolio’s securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to this Agreement.

f.   The services of the Manager to the Trust hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others and to engage in other activities, so long as the services rendered to the Trust are not impaired.

3. Delegation of Manager’s Duties as Investment Adviser

With respect to any or all of the Portfolios, the Manager may contract with one or more investment advisers (“Advisers”) to carry out any and all of its duties specified in Paragraph 2 of this Agreement, provided that any contract with an Adviser (an “Advisory Agreement”) imposes on the Adviser all the duties and conditions to which Manager is subject by Paragraph 2 of this Agreement, and further provided that each Advisory Agreement meets all requirements of the Investment Company Act of 1940 (the “1940 Act”) and rules thereunder.

4. Compensation

In consideration of services rendered pursuant to this Agreement, the Trust will pay the Manager a fee at the respective annual rates of the value of each Portfolio’s average daily net assets set forth in Schedule A hereto as such schedule may be amended from time to time. Such fees shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Manager shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Manager, the value of the Portfolios’ net assets shall be computed at the times and in the manner specified from time to time in the Registration Statement.

5. Expenses

The Trust shall pay all expenses other than those expressly assumed by the Manager herein, which expenses payable by the Trust shall include, but are not limited to:

a.	Fees to the Manager;

b.	Charges to the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its independent trustees;

c.	Fees and expenses related to the registration and qualification of the Trust and its shares for distribution under federal and state securities laws;

d.	Expenses of the Trust’s administrator, transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent;

e.	Salaries, fees and expenses of Trustees and executive officers of the Trust who are not “affiliated persons” of the Manager or the Advisers within the meaning of the 1940 Act;

f.	Taxes (including the expenses related to preparation of tax returns) and corporate or other fees levied against the Trust;

g.	Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Trust;

h.	Expenses, including interest, of borrowing money;

i.	Expenses incidental to meetings of the Trust’s shareholders, Board of Trustees and the maintenance of the Trust’s organizational existence;

j.

Expenses of printing certificates representing shares of the Trust and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies, and reports to shareholders of the Trust;

k.	Expenses of preparing and typesetting of prospectuses of the Trust;

l.	Expenses of printing and distributing prospectuses to direct or beneficial shareholders of the Trust;

m.	Association membership dues;

n.	Premiums for fidelity insurance, directors and officers liability insurance and other insurance coverage;

o.	Charges of an independent pricing service to value the Portfolios’ assets;

p.	Expenses related to the purchase or redemption of the Trust’s shares; and

q.

Such nonrecurring expenses as may arise, including those associated with actions, suits, or proceedings to which the Trust is a party and arising from any legal obligation which the Trust may have to indemnify its officers and Trustees with respect thereto.

6. Use of Name

The Manager hereby consents to the Trust being named the Brighthouse Funds Trust I. The Trust shall not use the name “Brighthouse Funds Trust I”, “Brighthouse”, and any of the other names of the Manager or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Manager or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Manager shall not use the name of the Trust or any of its affiliates in any material relating to the

Manager in any manner not approved prior thereto by the Trust; provided, however, that the Trust shall approve all uses of its name which merely refer in accurate terms to the appointment of the Manager hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Trust recognizes that from time to time directors, officers and employees of the Manager may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “Brighthouse”, or any derivative or abbreviation thereof as part of their name, and that the Manager or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Unless provided in any other agreement between the Trust and the Manager, upon termination of this Agreement for any reason, the Trust shall cease within 30 days all use of the name and mark “Brighthouse Funds Trust I.”

7. Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Manager free from any claim or retention of rights therein. The Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

8. Standard of Care

The Manager shall exercise its best judgment in rendering the services hereunder. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Manager against liability to the Trust or to the shareholders of the Trust to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement.

9. Term

This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year from the date hereof and indefinitely thereafter provided that its continuance after such one year period as to each Portfolio shall be specifically approved at least annually by vote of a majority of the outstanding voting securities of such Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or the Manager. This Agreement may be terminated as to any Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees or by a vote of majority of the outstanding voting securities of such Portfolio upon 60 days’ prior written notice to the Manager, or by the Manager upon 90 days’ prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon. This Agreement may be amended at any time by the Manager and the Trust, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Trust’s outstanding voting securities. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

10. Limitation of Trust’s Liability

The Manager acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Agreement and Declaration of Trust. The Manager agrees that the Trust’s obligations hereunder in any case shall be limited to the Trust and to its assets and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

11. Force Majeure

The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

12. Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. Interpretation

Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws as the same may from time to time be amended, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust.

14. Miscellaneous

This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

If the foregoing is in accordance with your understanding, kindly indicate your acceptance hereof by signing and returning to us the enclosed copy hereof.

Very truly yours,
BRIGHTHOUSE FUNDS TRUST I

By:
Kristi Slavin
President and Chief Executive Officer

Accepted:

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:
Kristi Slavin
President

SCHEDULE A

Portfolio	Percentage of average daily net assets
American Funds® Aggressive Allocation Portfolio	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion
American Funds® Balanced Allocation Portfolio	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion
American Funds® Moderate Allocation Portfolio	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion
Brighthouse Asset Allocation 100 Portfolio	0.10% of first $500 million of such assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion
Brighthouse Balanced Plus Portfolio

Base Portion*

0.10% on first $500 million of such assets plus 0.075% on such assets over $500 million up to $1 billion plus 0.05% on such assets over $1 billion

Overlay Portion*

0.725% of the first $250 million of such assets plus 0.700% on such assets over $250 million up to $750 million plus 0.675% on such assets over $750 million up to $1 billion plus 0.650% on such assets over $1 billion

* These terms have the definition given to them in the Portfolio’s prospectus.

MetLife Multi-Index Targeted Risk Portfolio	Base Portion* 0.070% of the first $500 million of such assets, plus 0.060% of such assets over $500 million up to $1 billion, plus 0.050% of such assets over $1 billion

Portfolio	Percentage of average daily net assets

Overlay Portion*

0.500% of the first $250 million of such assets, plus 0.485% of such assets over $250 million up to $500 million, plus 0.470% of such assets over $500 million up to $1 billion, plus 0.450% of such assets over $1 billion

* These terms have the definitions given to them in the Portfolio’s prospectus.

For all Portfolios of Brighthouse Funds Trust I except the fund-of-funds Portfolios: American Funds® Aggressive Allocation Portfolio, American Funds® Balanced Allocation Portfolio, American Funds® Moderate Allocation Portfolio, Brighthouse Asset Allocation 100 Portfolio, Brighthouse Balanced Plus Portfolio, and MetLife Multi-Index Targeted Risk Portfolio.

FORM OF MANAGEMENT AGREEMENT

(BRIGHTHOUSE FUNDS TRUST I)

MANAGEMENT AGREEMENT

______________, ______

Brighthouse Investment Advisers, LLC

11225 North Community House Road

Charlotte, North Carolina 28277

Ladies and Gentlemen:

Brighthouse Funds Trust I (the “Trust”), a Delaware trust created pursuant to an Agreement and Declaration of Trust, herewith confirms its agreement with Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Manager”), as follows:

1.  Investment Description; Appointment

The Trust desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as amended from time to time, and in its registration statement filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended from time to time (the “Registration Statement”), and in such manner and to such extent as may from time to time be approved by the Board of Trustees. The Trust has designated the separate investment portfolios set forth in Schedule A. The Trust may in the future designate additional separate investment portfolios. Such existing and future portfolios are hereinafter referred to as the “Portfolios.” Copies of the Registration Statement and the Trust’s Agreement and Declaration of Trust, as amended, have been or will be submitted to the Manager. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to registered investment companies. The Trust desires to employ the Manager to act as its investment manager. The Manager accepts this appointment and agrees to furnish the services described herein for the compensation set forth below. The Manager will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized by this Agreement or another writing signed by the Trust and the Manager.

2.  Services as Manager

 a.  Subject to the supervision and direction of the Board of Trustees of the Trust, the Trust acknowledges and agrees that the Manager may, at its own expense, select a person or persons to act as investment adviser (an “Adviser”) to render investment advice to each of the Portfolios. Each such Adviser shall make all determinations with respect to the Portfolio’s assets for which it has responsibility in accordance with the Portfolio’s investment objectives, policies, and restrictions as stated in the Trust’s Agreement and Declaration of Trust, By-Laws, and the Registration Statement as from time to time in effect; provided, that any contract with an Adviser (an “Advisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended (the “1940 Act”) or as otherwise permitted by the SEC.

 b.  Subject to the supervision and direction of the Trustees of the Trust, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio’s assets not then managed by an Adviser. In connection with the Manager’s responsibilities herein, the Manager will assess each Portfolio’s investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio’s assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies, and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager’s own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portions of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

 c.  Subject to the supervision and direction of the Board of Trustees of the Trust, the Manager, at its own expense, will also supply the Trust with (i) office facilities (which may be in the Manager’s own offices), and (ii) necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Manager or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Adviser pursuant to an Advisory Agreement; and (iii) other information and services required in connection with the preparation of all registration statements and prospectuses, prospectus supplements, statements of additional information, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns, except for (a) services of outside counsel or independent accountants or (b) services to be provided by any Adviser under any Advisory Agreement.

 d.  Subject to the requirement to seek best price and execution, and to the appropriate policies and procedures approved by the Board of Trustees, the Trust reserves the right to direct the Manager to cause Advisers to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to this Agreement; or (ii) finance activities that are primarily intended to result in the sale of Trust shares. At the discretion of the Board of Trustees, such resources may be used to pay or cause the payment of Trust expenses or may be used to finance activities that are primarily intended to result in the sale of Trust shares.

 e.  The services of the Manager to the Trust hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others and to engage in other activities, so long as the services rendered to the Trust are not impaired.

3.  Compensation

In consideration of services rendered pursuant to this Agreement, the Trust will pay the Manager a fee at the respective annual rates of the value of each Portfolio’s average daily net assets set forth in Schedule A hereto as such schedule may be amended from time to time. Such fees shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Manager shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Manager, the value of the Portfolios’ net assets shall be computed at the times and in the manner specified from time to time in the Registration Statement.

4.  Expenses

The Trust shall pay all expenses other than those expressly assumed by the Manager herein, which expenses payable by the Trust shall include, but are not limited to:

a.	Fees to the Manager;

b.	Charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its independent trustees;

c.	Fees and expenses related to the registration and qualification of the Trust and its shares for distribution under federal and state securities laws;

d.	Expenses of the Trust’s administrator, transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent;

e.	Salaries, fees and expenses of Trustees and executive officers of the Trust who are not “affiliated persons” of the Manager or the Advisers within the meaning of the 1940 Act;

f.	Taxes (including the expenses related to preparation of tax returns) and corporate or other fees levied against the Trust;

g.	Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Trust;

h.	Expenses, including interest, of borrowing money;

i.	Expenses incidental to meetings of the Trust’s shareholders, Board of Trustees and the maintenance of the Trust’s organizational existence;

j.

Expenses of printing certificates representing shares of the Trust and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies, and reports to shareholders of the Trust;

k.	Expenses of preparing and typesetting of prospectuses of the Trust;

l.	Expenses of printing and distributing prospectuses to direct or beneficial shareholders of the Trust;

m.	Association membership dues;

n.	Premiums for fidelity insurance, directors and officers liability insurance and other insurance coverage;

o.	Charges of an independent pricing service to value the Portfolios’ assets;

p.	Expenses related to the purchase or redemption of the Trust’s shares; and

q.

Such nonrecurring expenses as may arise, including those associated with actions, suits, or proceedings to which the Trust is a party and arising from any legal obligation which the Trust may have to indemnify its officers and Trustees with respect thereto.

5.  Use of Name

The Manager hereby consents to the Trust being named the Brighthouse Funds Trust I. The Trust shall not use the name “Brighthouse Funds Trust I”, “Brighthouse”, and any of the other names of the Manager or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Manager or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Manager; provided, however, that the Manager shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Manager shall not use the name of the Trust or any of its affiliates in any material relating to the Manager in any manner not approved prior thereto by the Trust; provided, however, that the Trust shall approve all uses of its name which merely refer in accurate terms to the appointment of the Manager hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Trust recognizes that from time to time directors, officers and employees of the Manager may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “Brighthouse”, or any derivative or abbreviation thereof as part of their name, and that the Manager or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

Upon termination of this Agreement for any reason, the Trust shall cease within 30 days all use of the name and mark “Brighthouse Funds Trust I.”

6.  Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Manager free from any claim or retention of rights therein. The Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

7.  Standard of Care

The Manager shall exercise its best judgment in rendering the services hereunder. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Manager against liability to the Trust or to the shareholders of the Trust to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement.

8.  Term

This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year from the date hereof and indefinitely thereafter provided that its continuance after such one year period as to each Portfolio shall be specifically approved at least annually by vote of a majority of the outstanding voting securities of such Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Trust or the Manager. This Agreement may be terminated as to any Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of such Portfolio upon 60 days’ prior written notice to the Manager, or by the Manager upon 90 days’ prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon. This Agreement may be amended at any time by the Manager and the Trust, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Trust’s outstanding voting securities. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

9.  Limitation of Trust’s Liability

The Manager acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Agreement and Declaration of Trust. The Manager agrees that the Trust’s obligations hereunder in any case shall be limited to the Trust and to its assets and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

10.  Force Majeure

The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

11.  Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.  Miscellaneous

This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

If the foregoing is in accordance with your understanding, kindly indicate your acceptance hereof by signing and returning to us the enclosed copy hereof.

Very truly yours,

BRIGHTHOUSE FUNDS TRUST I

By:
Kristi Slavin
President and Chief Executive Officer

Accepted:

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:
Kristi Slavin
President

SCHEDULE A

Portfolio	Percentage of average daily net assets
AB Global Dynamic Allocation Portfolio

0.700% of the first $250 million of such assets, plus 0.650% of such assets over $250 million up to $500 million, plus 0.625% of such assets over $500 million up to $1 billion, plus 0.600% of such assets over $1 billion

AB International Bond Portfolio	0.52% of the first $500 million of such assets, plus 0.50% of such assets over $ 500 million
Allspring Mid Cap Value Portfolio	0.75% of the first $200 million of such assets, plus 0.70% of such assets over $200 million
American Funds® Growth Portfolio

0.75%

To the extent that a Portfolio invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the Manager any fee pursuant to Section 3 of the Agreement.

BlackRock Global Tactical Strategies Portfolio

0.800% of the first $100 million of such assets, plus 0.750% of such assets over $100 million up to $300 million, plus 0.700% of such assets over $300 million up to $600 million, plus 0.675% of such assets over $600 million up to $1 billion, plus 0.650% of such assets over $1 billion

BlackRock High Yield Portfolio	0.60%
Brighthouse Small Cap Value Portfolio	0.75% of the first $1 billion of such assets plus 0.70% of such assets over $1 billion
Brighthouse/Artisan International Portfolio	0.75%
Brighthouse/Eaton Vance Floating Rate Portfolio	0.625% of the first $100 million of such assets plus 0.600% of such assets over $100 million
Brighthouse/Franklin Low Duration Total Return Portfolio

0.52% of the first $100 million of such assets, plus 0.51% of such assets over $100 million up to $250 million, plus 0.50% of such assets over $250 million up to $500 million, plus 0.49% of such assets over $500 million up to

Portfolio	Percentage of average daily net assets
$1 billion, plus 0.47% of such assets over $1 billion up to $1.5 billion, plus 0.45% of such assets over $1.5 billion
Brighthouse/Templeton International Bond Portfolio	0.60%
Brighthouse/Wellington Large Cap Research Portfolio

0.625% of the first $250 million of such assets plus 0.60% of such assets over $250 million up to $500 million plus 0.575% of such assets over $500 million up to $1 billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion

CBRE Global Real Estate Portfolio	0.70% of the first $200 million of such assets plus 0.65% of such assets over $200 million up to $750 million plus 0.55% of such assets over $750 million
Harris Oakmark International Portfolio	0.85% of the first $100 million of such assets plus 0.80% of such assets over $100 million up to $1 billion plus 0.75% of such assets over $1 billion
Invesco Balanced-Risk Allocation Portfolio

0.675% on the first $250 million of such assets plus 0.650% of such assets over $250 million up to $750 million plus 0.625% of such assets over $750 million up to $1 billion plus 0.600% of such assets over $1 billion

Invesco Comstock Portfolio	0.65% of the first $500 million of such assets plus 0.60% of such assets over $500 million up to $1 billion plus 0.525% of such assets over $1 billion
Invesco Global Equity Portfolio

0.70% of the first $100 million of such assets plus 0.68% of such assets over $100 million up to $250 million plus 0.67% of such assets over $250 million up to $500 million plus 0.66% of such assets over $500 million up to $750 million plus 0.65% of such assets over $750 million

Invesco Small Cap Growth Portfolio	0.88% of the first $500 million of such assets plus 0.83% of such assets over $500 million
JPMorgan Core Bond Portfolio	0.55%
JPMorgan Global Active Allocation Portfolio	0.80% on the first $250 million of such assets, plus 0.75% of such assets over $250 million

Portfolio	Percentage of average daily net assets
up to $500 million, plus 0.72% of such assets over $500 million up to $750 million, plus 0.70% of such assets over $750 million
JPMorgan Small Cap Value Portfolio

0.80% of the first $100 million of such assets plus 0.775% of such assets over $100 million up to $500 million plus 0.75% of such assets over $500 million up to $1 billion plus 0.725% of such assets over $1 billion

Loomis Sayles Global Allocation Portfolio	0.70% of the first $500 million of such assets plus 0.65% of such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion
Loomis Sayles Growth Portfolio

0.65% of the first $500 million of such assets plus 0.60% of such assets over $500 million up to $1 billion plus 0.55% of such assets over $1 billion up to $2 billion plus 0.50% of such assets over $2 billion

MFS Research International Portfolio

0.80% of the first $200 million of such assets plus 0.75% of such assets over $200 million up to $500 million plus 0.70% of such assets over $500 million up to $1 billion plus 0.65% of such assets over $1 billion

Morgan Stanley Discovery Portfolio	0.70% of the first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million
PanAgora Global Diversified Risk Portfolio

0.675% on the first $250 million of such assets plus 0.650% of such assets over $250 million up to $750 million plus 0.625% of such assets over $750 million up to $1 billion plus 0.600% of such assets over $1 billion

PIMCO Inflation Protected Bond Portfolio	0.50% of the first $1.2 billion of such assets plus 0.45% of such assets over $1.2 billion
PIMCO Total Return Portfolio	0.50% of the first $1.2 billion of such assets plus 0.475% of such assets over $1.2 billion
Schroders Global Multi-Asset Portfolio	0.68% of the first $100 million of such assets, plus 0.66% of such assets over $100 million up to $250 million, plus 0.64% of such assets over $250 million up to

Portfolio	Percentage of average daily net assets
$750 million, plus 0.62% of such assets over $750 million up to $1.5 billion, plus 0.60% of such assets over $1.5 billion
State Street Emerging Markets Enhanced Index Portfolio

0.55% of the first $250 million of such assets, plus 0.50% of such assets over $250 million up to $500 million, plus 0.45% of such assets over $500 million[1]

[1] Provided, however, that in the event that SSGA Funds Management, Inc. were to cease serving as the subadviser to State Street Emerging Markets Enhanced Index Portfolio, the fee shall be 1.10% of the average daily net assets of the Portfolio.

State Street Moderate ETF Portfolio	0.33% of the first $500 million of such assets plus 0.30% of such assets over $500 million
State Street Moderately Aggressive ETF Portfolio	0.33% of the first $500 million of such assets plus 0.30% of such assets over $500 million
TCW Core Fixed Income Portfolio	0.55%
T. Rowe Price Large Cap Value Portfolio

0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million; provided that if such assets are over $100 million up to $200 million, then 0.650% of the first $200 million of such assets; provided that if such assets are over $200 million up to $500 million, then 0.620% of the first $500 million of such assets; provided that if such assets are over $500 million up to $1 billion, then 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion; provided that if such assets are over $1 billion, then 0.570% of all such assets.

If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated as follows:

Portfolio	Percentage of average daily net assets

When the Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.

When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.

When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.

When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%

T. Rowe Price Mid Cap Growth Portfolio	0.75%
Victory Sycamore Mid Cap Value Portfolio	0.70% of the first $200 million of such assets plus 0.65% of such assets over $200 million up to $500 million plus 0.625% of such assets over $500 million
Western Asset Management Government Income Portfolio	0.52% of the first $100 million of such assets plus 0.44% of such assets over $100 million up to $500 million plus 0.40% of such assets over $500 million

For the fund-of-funds Portfolios of Brighthouse Funds Trust II: Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, and Brighthouse Asset Allocation 80 Portfolio.

FORM OF ADVISORY AGREEMENT

(BRIGHTHOUSE FUNDS TRUST II)

ADVISORY AGREEMENT

(    Portfolio)

AGREEMENT made as of this ___ day of ______________, ____ by and between BRIGHTHOUSE FUNDS TRUST II, a Delaware trust (the “Fund”), with respect to its [   ] PORTFOLIO (the “Portfolio”), and BRIGHTHOUSE INVESTMENT ADVISERS, LLC, a Delaware limited liability company (the “Manager”).

WITNESSETH:

WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Portfolio;

NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

1.  (a)  The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

(c)  The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a “Delegatee”) selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

(d)  The Manager agrees that all books and records which it maintains for the Fund are the Fund’s property. The Manager also agrees upon request of the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Manager shall permit all books and records with respect to the Portfolio to be inspected and audited by the Fund and the Administrator at all reasonable times during normal business hours, upon reasonable notice. Except with respect to books and records of the Fund that are contractually required to be maintained by a Delegatee or a service provider to the Fund, the Manager further agrees to maintain and preserve the Fund’s books and records in accordance with the 1940 Act and rules thereunder.

2.  As used in this Agreement, “Portfolio Management Services” means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

(a)  obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio’s investment objectives and policies;

(b)  formulating and implementing a continuous investment program for the Portfolio, which may consist of investing the assets of the Portfolio in other registered investment companies;

(c)  taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

(d)  regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

For so long as the Portfolio is an asset allocation portfolio and a fund of funds under Section 12(d)(1)(G) of the 1940 Act, the Manager shall be responsible for the following:

(a) at least annually, in conjunction with the publication of the Portfolio’s annual prospectus update and at such other dates as shall be determined by the Manager, set the annual asset allocation targets and select the underlying portfolios in which the Portfolio shall invest to approximate such targets (“Portfolio Targets”);

(b) re-evaluating and adjusting, as appropriate, such targets and underlying portfolios;

(c) re-balancing on a quarterly basis or such other basis as shall be determined by the Manager the assets of the Portfolio based on the Portfolio’s then-current Portfolio Targets;

(d) monitoring the performance of the Portfolio and the performance of the underlying portfolios throughout the year;

(e) monitoring the subadvisers of the underlying portfolios throughout the year; and

(f) determining whether an underlying portfolio change, or a Portfolio Target change is appropriate in the event of a change in the subadviser of an underlying portfolio.

3.  As used in this Agreement, “Other Services” means the provision to the Fund, by or at the expense of the Manager, of the following:

(a)  office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

(b)  necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

(c)  compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

(d)  all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

(e)  supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

(f)  oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund’s investment policies, restrictions and guidelines.

4.  Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

(a)  any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

(b)  any of the costs of preparing, printing and distributing sales literature;

(c)  compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

(d)  registration, filing and other fees in connection with requirements of regulatory authorities;

(e)  the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

(f)  charges and expenses of independent accountants retained by the Fund;

(g)  charges and expenses of any transfer agents and registrars appointed by the Fund;

(h)  brokers’ commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

(i)   taxes and fees payable by the Fund to federal, state or other governmental agencies;

(j)   any cost of certificates representing shares of the Fund;

(k)   legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

(l)  expenses of meetings of shareholders and directors of the Fund; and

(m)  interest, including interest on borrowings by the Fund.

5.  All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

6.  The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

7.  As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of [  ]. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund’s obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

8.  Reserved.

9.  It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

10.  This Agreement shall become effective as of the date of its execution, and

(a)  unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

(b)  this Agreement may at any time be terminated on sixty days’ written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

(c)  this Agreement shall automatically terminate in the event of its assignment; and

(d)  this Agreement may be terminated by the Manager on ninety days’ written notice to the Fund.

Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

11.  This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

12.  For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities “belonging to” the Portfolio shall have the meaning defined in the Fund’s articles of incorporation as amended from time to time.

13.  In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

BRIGHTHOUSE FUNDS TRUST II	BRIGHTHOUSE INVESTMENT
ADVISERS, LLC
on behalf of its [ ] Portfolio

By:	By:
Kristi Slavin	Kristi Slavin
President and Chief Executive Officer	President

SCHEDULE A

Portfolio	Percentage of average daily net assets
Brighthouse Asset Allocation 20 Portfolio	0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion
Brighthouse Asset Allocation 40 Portfolio	0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion
Brighthouse Asset Allocation 60 Portfolio	0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion
Brighthouse Asset Allocation 80 Portfolio	0.10% for the first $500 million of the Portfolio’s average daily net assets, 0.075% for the next $500 million and 0.05% for amounts over $1 billion

For all Portfolios of Brighthouse Funds Trust II except the fund-of-funds Portfolios: Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio, and Brighthouse Asset Allocation 80 Portfolio.

FORM OF ADVISORY AGREEMENT

(BRIGHTHOUSE FUNDS TRUST II)

ADVISORY AGREEMENT

(    Portfolio)

AGREEMENT made as of this ___ day of ______________, ____ by and between BRIGHTHOUSE FUNDS TRUST II, a Delaware trust (the “Fund”), with respect to its [   ] PORTFOLIO (the “Portfolio”), and BRIGHTHOUSE INVESTMENT ADVISERS, LLC, a Delaware limited liability company (the “Manager”).

WITNESSETH:

WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Portfolio;

NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

1.  (a)  The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

 (b)  The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

 (c)  The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a “Delegatee”) selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

2.  As used in this Agreement, “Portfolio Management Services” means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

 (a)  obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio’s investment objectives and policies;

 (b)  taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

 (c)  regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

3.  As used in this Agreement, “Other Services” means the provision to the Fund, by or at the expense of the Manager, of the following:

 (a)  office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

 (b)  necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

 (c)  compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

 (d)  all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

 (e)  supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

 (f)  oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund’s investment policies, restrictions and guidelines.

4.  Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

 (a)  any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

 (b)  any of the costs of preparing, printing and distributing sales literature;

 (c)  compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

 (d)  registration, filing and other fees in connection with requirements of regulatory authorities;

 (e)  the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

 (f)  charges and expenses of independent accountants retained by the Fund;

 (g)  charges and expenses of any transfer agents and registrars appointed by the Fund;

 (h)  brokers’ commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

 (i)  taxes and fees payable by the Fund to federal, state or other governmental agencies;

 (j)  any cost of certificates representing shares of the Fund;

 (k)  legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

 (l)  expenses of meetings of shareholders and directors of the Fund; and

 (m) interest, including interest on borrowings by the Fund.

5.  All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

6.  The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

7.  As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of [ ]. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund’s obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

8.  Reserved.

9.  It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

10.  This Agreement shall become effective as of the date of its execution, and

 (a)  unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

 (b)  this Agreement may at any time be terminated on sixty days’ written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

 (c)  this Agreement shall automatically terminate in the event of its assignment; and

 (d)  this Agreement may be terminated by the Manager on ninety days’ written notice to the Fund.

Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

11.  This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

12.  For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities “belonging to” the Portfolio shall have the meaning defined in the Fund’s articles of incorporation as amended from time to time.

13.  In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

BRIGHTHOUSE FUNDS TRUST II	BRIGHTHOUSE INVESTMENT
ADVISERS, LLC
on behalf of its [ ] Portfolio

By:	By:
Kristi Slavin	Kristi Slavin
President and Chief Executive Officer	President

SCHEDULE A

Portfolio	Percentage of average daily net assets
Baillie Gifford International Stock Portfolio	0.86% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion
BlackRock Bond Income Portfolio	0.40% for the first $1 billion of the Portfolio’s average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion
BlackRock Capital Appreciation Portfolio	0.73% of the first $1 billion of the Portfolio’s average daily net assets, and 0.65% for amounts over $1 billion
BlackRock Ultra-Short Term Bond Portfolio	0.35% for the first $1 billion of the Portfolio’s average daily net assets and 0.30% for amounts over $1 billion
Brighthouse/Artisan Mid Cap Value Portfolio	0.82% for the first $1 billion of the Portfolio’s average daily net assets and 0.78% for amounts over $1 billion
Brighthouse/Dimensional International Small Company Portfolio	0.85% for the first $100 million of the Portfolio’s average daily net assets and 0.80% for amounts over $100 million
Brighthouse/Wellington Balanced Portfolio	0.50% for the first $500 million of the Portfolio’s average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion
Brighthouse/Wellington Core Equity Opportunities Portfolio	0.75% for the first $1 billion of the Portfolio’s average daily net assets, 0.70% for the next $2 billion and 0.65% for amounts over $3 billion
Frontier Mid Cap Growth Portfolio	0.75% for the first $500 million of the Portfolio’s average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion
Jennison Growth Portfolio	0.70% for the first $200 million of the Portfolio’s average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion
Loomis Sayles Small Cap Core Portfolio	0.90% for the first $500 million of the Portfolio’s average daily net assets and 0.85% for amounts over $500 million

Portfolio	Percentage of average daily net assets
Loomis Sayles Small Cap Growth Portfolio	0.90% for the first $500 million of the Portfolio’s average daily net assets and 0.85% for amounts over $500 million
MetLife Aggregate Bond Index Portfolio	0.25%
MetLife Mid Cap Stock Index Portfolio	0.25%
MetLife MSCI EAFE® Index Portfolio	0.30%
MetLife Russell 2000® Index Portfolio	0.25%
MetLife Stock Index Portfolio	0.25%
MFS® Total Return Portfolio	0.60% for the first $250 million of the Portfolio’s average daily net assets, 0.55% for the next $500 million, and 0.50% for amounts over $750 million
MFS® Value Portfolio	0.70% for the first $250 million of the Portfolio’s average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million
Neuberger Berman Genesis Portfolio	0.85% for the first $500 million of the Portfolio’s average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion
T. Rowe Price Large Cap Growth Portfolio	0.65% for the first $50 million of the Portfolio’s average daily net assets and 0.60% for amounts over $50 million
T. Rowe Price Small Cap Growth Portfolio	0.55% for the first $100 million of the Portfolio’s average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million
VanEck Global Natural Resources Portfolio	0.80% for the first $250 million of the Portfolio’s average daily net assets, 0.775% for the next $750 million and 0.75% for amounts over $1 billion
Western Asset Management Strategic Bond Opportunities Portfolio	0.65% for the first $500 million of the Portfolio’s average daily net assets and 0.55% for amounts over $500 million
Western Asset Management U.S. Government Portfolio	0.55% for the first $500 million of the Portfolio’s average daily net assets and 0.45% for amounts over $500 million

Appendix C

The tables below set forth the annual advisory fee rates for each Portfolio and the fees paid to the Manager by each Portfolio during the most recent fiscal year ended December 31, 2025.

Brighthouse Funds Trust I

Portfolios	Annual Advisory Fee Rate (Percentage of Average Daily Net Assets)	Fees Paid to the Manager During Last Fiscal Year (After Any Advisory Fee Waiver)
AB Global Dynamic Allocation Portfolio	0.700% First $250 million 0.650% Next $250 million 0.625% Next $500 million 0.600% Over $1 billion	$10,809,800

AB International Bond Portfolio	0.520% First $500 million 0.500% Over $500 million	$2,191,484

Allspring Mid Cap Value Portfolio	0.750% First $200 million 0.700% Over $200 million	$2,021,802

American Funds® Aggressive Allocation Portfolio	0.100% First $500 million 0.075% Next $500 million 0.050% Over $1 billion	$1,813,377

American Funds® Balanced Allocation Portfolio	0.100% First $500 million 0.075% Next $500 million 0.050% Over $1 billion	$2,372,975

American Funds® Growth Portfolio	0.75% On all assets	$0

American Funds® Moderate Allocation Portfolio	0.100% First $500 million 0.075% Next $500 million 0.050% Over $1 billion	$1,337,110

BlackRock Global Tactical Strategies Portfolio	0.800% First $100 million 0.750% Next $200 million 0.700% Next $300 million 0.675% Next $400 million 0.650% Over $1 billion	$17,686,831

BlackRock High Yield Portfolio	0.600% All Assets	$5,831,198

Brighthouse/Artisan International Portfolio	0.750% All Assets	$6,189,108

Brighthouse Asset Allocation 100 Portfolio	0.100% First $500 million 0.075% Next $500 million 0.050% Over $1 billion	$1,230,833

Brighthouse Balanced Plus Portfolio	Fees on the Portfolios Investments in Underlying Portfolios: 0.100% First $500 million 0.075% Next $500 million 0.050% Over $1 billion	$11,764,471

Portfolios	Annual Advisory Fee Rate (Percentage of Average Daily Net Assets)	Fees Paid to the Manager During Last Fiscal Year (After Any Advisory Fee Waiver)
	Fees on the Portfolios Other Assets: 0.725% First $250 million 0.700% Next $500 million 0.675% Next $250 million 0.650% Over $1 billion

Brighthouse/Eaton Vance Floating Rate Portfolio	0.625% First $100 million 0.600% Over $100 million	$3,187,978

Brighthouse/Franklin Low Duration Total Return Portfolio	0.520% First $100 million 0.510% Next $150 million 0.500% Next $250 million 0.490% Next $500 million 0.470% Next $500 million 0.450% Over $1.5 billion	$2,587,865

Brighthouse Small Cap Value Portfolio	0.750% First $1 billion 0.700% Over $1 billion	$5,284,589

Brighthouse/Templeton International Bond Portfolio	0.600% All assets	$2,181,869

Brighthouse/Wellington Large Cap Research Portfolio	0.625% First $250 million 0.600% Next $250 million 0.575% Next $500 million 0.550% Next $1 billion 0.500% Over $2 billion	$11,687,757

CBRE Global Real Estate Portfolio	0.700% First $200 million 0.650% Next $550 million 0.550% Over $750 million	$5,214,591

Harris Oakmark International Portfolio	0.850% First $100 million 0.800% Next $900 million 0.750% Over $1 billion	$14,076,285

Invesco Balanced-Risk Allocation Portfolio	0.675% First $250 million 0.650% Next $500 million 0.625% Next $250 million 0.600% Over $1 billion	$4,615,133

Invesco Comstock Portfolio	0.650% First $500 million 0.600% Next $500 million 0.525% Over $1 billion	$10,043,592

Invesco Global Equity Portfolio	0.700% First $100 million 0.680% Next $150 million 0.670% Next $250 million 0.660% Next $250 million 0.650% Over $750 million	$5,821,394

Invesco Small Cap Growth Portfolio	0.880% First $500 million 0.830% Over $500 million	$6,266,237

Portfolios	Annual Advisory Fee Rate (Percentage of Average Daily Net Assets)	Fees Paid to the Manager During Last Fiscal Year (After Any Advisory Fee Waiver)
JPMorgan Core Bond Portfolio	0.550% All Assets	$5,001,019

JPMorgan Global Active Allocation Portfolio	0.800% First $250 million 0.750% Next $250 million 0.720% Next $250 million 0.700% Over $750 million	$9,238,182

JPMorgan Small Cap Value Portfolio	0.800% First $100 million 0.775% Next $400 million 0.750% Next $500 million 0.725% Over $1 billion	$2,166,203

Loomis Sayles Global Allocation Portfolio	0.700% First $500 million 0.650% Next $500 million 0.600% Over $1 billion	$2,527,893

Loomis Sayles Growth Portfolio	0.650% First $500 million 0.600% Next $500 million 0.550% Next $1 billion 0.500% Over $2 billion	$16,577,166

MetLife Multi-Index Targeted Risk Portfolio	Fees on the Portfolios Investments in Underlying Portfolios: 0.070% First $500 million 0.060% Next $500 million 0.050% Over $1 billion Fees on the Portfolios Other Assets: 0.500% First $250 million 0.485% Next $250 million 0.470% Next $500 million 0.450% Over $1 billion	$8,281,714

MFS® Research International Portfolio	0.800% First $200 million 0.750% Next $300 million 0.700% Next $500 million 0.650% Over $1 billion	$8,135,386

Morgan Stanley Discovery Portfolio	0.700% First $200 million 0.650% Next $300 million 0.625% Over $500 million	$8,297,306

PanAgora Global Diversified Risk Portfolio	0.675% First $250 million 0.650% Next $500 million 0.625% Next $250 million 0.600% Over $1 billion	$7,779,507

PIMCO Inflation Protected Bond Portfolio	0.500% First $1.2 billion 0.450% Over $1.2 billion	$7,102,448

PIMCO Total Return Portfolio	0.500% First $1.2 billion 0.475% Over $1.2 billion	$16,254,717

Portfolios	Annual Advisory Fee Rate (Percentage of Average Daily Net Assets)	Fees Paid to the Manager During Last Fiscal Year (After Any Advisory Fee Waiver)
Schroders Global Multi-Asset Portfolio	0.680% First $100 million 0.660% Next $150 million 0.640% Next $500 million 0.620% Next $750 million 0.600% Over $1.5 billion	$3,825,445

SSGA Emerging Markets Enhanced Index Portfolio (a)	0.550% First $250 million 0.500% Next $250 million 0.450% Over $500 million	$4,041,223

SSGA Growth and Income ETF Portfolio	0.330% First $500 million 0.300% Over $500 million	$5,111,246

SSGA Growth ETF Portfolio	0.330% First $500 million 0.300% Over $500 million	$2,347,526

T. Rowe Price Large Cap Value Portfolio (b)	0.570% All Assets	$12,408,534

T. Rowe Price Mid Cap Growth Portfolio	0.750% All Assets	$7,311,642

TCW Core Fixed Income Portfolio	0.550% All Assets	$5,476,558

Victory Sycamore Mid Cap Value Portfolio	0.700% First $200 million 0.650% Next $300 million 0.625% Over $500 million	$4,830,224

Western Asset Management Government Income Portfolio	0.520% First $100 million 0.440% Next $400 million 0.400% Over $500 million	$2,081,918

(a)

In the event that SSGA Funds Management, Inc. were to cease serving as the subadviser to SSGA Emerging Markets Enhanced Index Portfolio, Trust I would pay the Adviser a monthly fee at an annual rate of 1.10% of the Portfolio’s average daily net assets.

(b)

With respect to T. Rowe Price Large Cap Value Portfolio, 0.750% of the first $50 million of the Portfolio’s average daily net assets plus 0.700% of such assets over $50 million up to $100 million; provided that if such assets are over $100 million up to $200 million, then 0.650% of the first $200 million of such assets; provided that if such assets are over $200 million up to $500 million, then 0.620% of the first $500 million of such assets; provided that if such assets are over $500 million up to $1 billion, then 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion; provided that if such assets are over $1 billion, then 0.570% of all such assets. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the following: when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%; when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%; when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%; when the T. Rowe Price Large Cap Value Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

Brighthouse Funds Trust II

Portfolios	Annual Advisory Fee Rate (Percentage of Average Daily Net Assets)	Fees Paid to the Manager During Last Fiscal Year (After Any Advisory Fee Waiver)
Baillie Gifford International Stock Portfolio	0.860% First $500 million 0.800% Next $500 million 0.750% Over $1 billion	$9,456,656

BlackRock Bond Income Portfolio	0.400% First $1 billion 0.350% Next $1 billion 0.300% Next $1 billion 0.250% Over $3 billion	$8,740,570

BlackRock Capital Appreciation Portfolio	0.730% First $1 billion 0.650% Over $1 billion	$9,426,440

BlackRock Ultra-Short Term Bond Portfolio	0.350% First $1 billion 0.300% Over $1 billion	$2,503,923

Brighthouse Asset Allocation 20 Portfolio	0.100% First $500 million 0.075% Next $500 million 0.050% Over $1 billion	$313,735

Brighthouse Asset Allocation 40 Portfolio	0.100% First $500 million 0.075% Next $500 million 0.050% Over $1 billion	$1,969,560

Brighthouse Asset Allocation 60 Portfolio	0.100% First $500 million 0.075% Next $500 million 0.050% Over $1 billion	$4,768,792

Brighthouse Asset Allocation 80 Portfolio	0.100% First $500 million 0.075% Next $500 million 0.050% Over $1 billion	$4,419,736

Brighthouse/Artisan Mid Cap Value Portfolio	0.820% First $1 billion 0.780% Over $1 billion	$4,751,174

Brighthouse/Dimensional International Small Company Portfolio	0.850% First $100 million 0.800% Over $100 million	$3,064,601

Brighthouse/Wellington Balanced Portfolio	0.500% First $500 million 0.450% Next $500 million 0.400% Over $1 billion	$5,140,788

Brighthouse/Wellington Core Equity Opportunities Portfolio	0.750% First $1 billion 0.700% Next $2 billion 0.650% Over $3 billion	$16,104,561

Frontier Mid Cap Growth Portfolio	0.750% First $500 million 0.700% Next $500 million 0.650% Over $1 billion	$6,496,054

Jennison Growth Portfolio	0.700% First $200 million 0.650% Next $300 million 0.600% Next $1.5 billion 0.550% Over $2 billion	$14,852,429

Portfolios	Annual Advisory Fee Rate (Percentage of Average Daily Net Assets)	Fees Paid to the Manager During Last Fiscal Year (After Any Advisory Fee Waiver)

Loomis Sayles Small Cap Core Portfolio	0.900% First $500 million 0.850% Over $500 million	$2,881,391

Loomis Sayles Small Cap Growth Portfolio	0.900% First $500 million 0.850% Over $500 million	$2,642,108

MetLife Aggregate Bond Index Portfolio	0.250% All Assets	$8,262,241

MetLife Mid Cap Stock Index Portfolio	0.250% All Assets	$2,894,145

MetLife MSCI EAFE® Index Portfolio	0.300% All assets	$4,286,359

MetLife Russell 2000® Index Portfolio	0.250% All Assets	$2,380,086

MetLife Stock Index Portfolio	0.250% All Assets	$21,171,568

MFS® Total Return Portfolio	0.600% First $250 million 0.550% Next $500 million 0.500% Over $750 million	$3,213,503

MFS® Value Portfolio	0.700% First $250 million 0.650% Next $500 million 0.600% Over $750 million	$14,574,354

Neuberger Berman Genesis Portfolio	0.850% First $500 million 0.800% Next $500 million 0.750% Over $1 billion	$6,245,111

T. Rowe Price Large Cap Growth Portfolio	0.650% First $50 million 0.600% Over $50 million	$11,435,832

T. Rowe Price Small Cap Growth Portfolio	0.550% First $100 million 0.500% Next $300 million 0.450% Over $400 million	$4,933,651

VanEck Global Natural Resources Portfolio	0.800% First $250 million 0.775% Next $750 million 0.750% Over $1 billion	$5,508,044

Western Asset Management Strategic Bond Opportunities Portfolio	0.650% First $500 million 0.550% Over $500 million	$10,116,936

Western Asset Management U.S. Government Portfolio	0.550% First $500 million 0.450% Over $500 million	$5,905,532

The table below sets forth the annual subadvisory fee rates for each MIM Subadvised Portfolio and the fees paid by the Manager to MIM during the most recent fiscal year ended December 31, 2025.

MIM Sub-Advised Portfolios

Portfolios	Annual Subadvisory Fee Rate (Percentage of Average Daily Net Assets)	Fees Paid by the Manager to MIM During Last Fiscal Year (After Any Subadvisory Fee Waiver)
MetLife Multi-Index Targeted Risk Portfolio	0.200% First $250 million 0.185% Next $250 million 0.150% Next $500 million 0.140% Over $1 billion	$2,150,105

MetLife Aggregate Bond Index Portfolio	0.040% First $500 million 0.030% Next $500 million 0.015% Next $1 billion 0.010% Over $2 billion	$647,271

MetLife Mid Cap Stock Index Portfolio	0.030% First $500 million 0.020% Next $500 million 0.010% Over $1 billion	$267,464

MetLife MSCI EAFE® Index Portfolio	0.050% First $500 million 0.040% Next $500 million 0.020% Over $1 billion	$540,439

MetLife Russell 2000® Index Portfolio	0.040% First $500 million 0.030% Next $500 million 0.015% Over $1 billion	$337,845

MetLife Stock Index Portfolio	0.020% First $500 million 0.015% Next $500 million 0.010% Next $1 billion 0.005% Over $2 billion	$621,735

The tables below set forth the fees paid to the Distributor by each Portfolio pursuant to a Distribution and Services Plan during the most recent fiscal year ended December 31, 2025.

Brighthouse Funds Trust I

Portfolios	Fees Paid to the Distributor During Last Fiscal Year
AB Global Dynamic Allocation Portfolio	$4,347,833

AB International Bond Portfolio	$32,909

Allspring Mid Cap Value Portfolio	$311,139

American Funds® Aggressive Allocation Portfolio	$15,686,513

American Funds® Balanced Allocation Portfolio	$21,925,003

American Funds® Growth Portfolio	$10,468,742

American Funds® Moderate Allocation Portfolio	$10,539,623

BlackRock Global Tactical Strategies Portfolio	$7,244,636

BlackRock High Yield Portfolio	$1,762,373

Brighthouse/Artisan International Portfolio	$641

Brighthouse Asset Allocation 100 Portfolio	$2,391,865

Brighthouse Balanced Plus Portfolio	$12,135,224

Brighthouse/Eaton Vance Floating Rate Portfolio	$385,165

Brighthouse/Franklin Low Duration Total Return Portfolio	$541,575

Brighthouse Small Cap Value Portfolio	$766,420

Brighthouse/Templeton International Bond Portfolio	$72,342

Brighthouse/Wellington Large Cap Research Portfolio	$325,797

CBRE Global Real Estate Portfolio	$761,547

Harris Oakmark International Portfolio	$1,792,937

Invesco Balanced-Risk Allocation Portfolio	$1,789,457

Invesco Comstock Portfolio	$2,106,866

Invesco Global Equity Portfolio	$747,718

Invesco Small Cap Growth Portfolio	$1,031,796

JPMorgan Core Bond Portfolio	$1,169,387

JPMorgan Global Active Allocation Portfolio	$3,456,993

JPMorgan Small Cap Value Portfolio	$51,396

Loomis Sayles Global Allocation Portfolio	$634,878

Loomis Sayles Growth Portfolio	$2,196,875

Portfolios	Fees Paid to the Distributor During Last Fiscal Year

MetLife Multi-Index Targeted Risk Portfolio	$13,500,851

MFS® Research International Portfolio	$1,137,405

Morgan Stanley Discovery Portfolio	$1,040,795

PanAgora Global Diversified Risk Portfolio	$3,084,537

PIMCO Inflation Protected Bond Portfolio	$1,925,869

PIMCO Total Return Portfolio	$4,839,327

Schroders Global Multi-Asset Portfolio	$1,502,178

SSGA Emerging Markets Enhanced Index Portfolio	$635,335

SSGA Growth and Income ETF Portfolio	$4,056,298

SSGA Growth ETF Portfolio	$1,720,326

T. Rowe Price Large Cap Value Portfolio	$2,644,789

T. Rowe Price Mid Cap Growth Portfolio	$2,025,585

TCW Core Fixed Income Portfolio	$780

Victory Sycamore Mid Cap Value Portfolio	$1,323,138

Western Asset Management Government Income Portfolio	$1,275,696

Brighthouse Funds Trust II

Portfolios	Fees Paid to the Distributor During Last Fiscal Year
Baillie Gifford International Stock Portfolio	$586,417

BlackRock Bond Income Portfolio	$1,124,315

BlackRock Capital Appreciation Portfolio	$876,298

BlackRock Ultra-Short Term Bond Portfolio	$985,952

Brighthouse Asset Allocation 20 Portfolio	$731,579

Brighthouse Asset Allocation 40 Portfolio	$7,833,406

Brighthouse Asset Allocation 60 Portfolio	$21,206,219

Brighthouse Asset Allocation 80 Portfolio	$19,038,342

Brighthouse/Artisan Mid Cap Value Portfolio	$614,827

Brighthouse/Dimensional International Small Company Portfolio	$153,417

Brighthouse/Wellington Balanced Portfolio	$148,551

Brighthouse/Wellington Core Equity Opportunities Portfolio	$2,050,023

Frontier Mid Cap Growth Portfolio	$399,610

Jennison Growth Portfolio	$2,615,067

Loomis Sayles Small Cap Core Portfolio	$257,569

Loomis Sayles Small Cap Growth Portfolio	$118,354

MetLife Aggregate Bond Index Portfolio	$2,197,517

MetLife Mid Cap Stock Index Portfolio	$1,213,906

MetLife MSCI EAFE® Index Portfolio	$1,171,921

MetLife Russell 2000® Index Portfolio	$973,308

MetLife Stock Index Portfolio	$5,341,106

MFS® Total Return Portfolio	$911,777

MFS® Value Portfolio	$2,050,718

Neuberger Berman Genesis Portfolio	$669,643

T. Rowe Price Large Cap Growth Portfolio	$2,528,674

T. Rowe Price Small Cap Growth Portfolio	$740,959

VanEck Global Natural Resources Portfolio	$186,824

Western Asset Management Strategic Bond Opportunities Portfolio	$1,831,100

Western Asset Management U.S. Government Portfolio	$724,340

Appendix D

FORMS OF MIM SUBADVISORY AGREEMENTS

For the MIM Subadvised Portfolio of Brighthouse Funds Trust I: MetLife Multi-Index Targeted Risk Portfolio.

FORM OF MIM INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of this ___ day of ______________, ______, by and between MetLife Investment Management, LLC, Delaware limited liability company (the “Subadviser”), and Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment manager of Brighthouse Funds Trust I (the “Trust”), a Delaware statutory trust which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a management agreement of even date herewith, as amended from time to time (the “Management Agreement”); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”); and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the portion of the Portfolio’s assets allocated to the Subadviser, as determined from time to time by the Adviser, and the Subadviser is willing to render such services; and

WHEREAS, the Subadviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Subadviser. The Adviser hereby employs the Subadviser, subject to the supervision of the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser acknowledges that such appointment as investment subadviser to the Trust may be limited to those Portfolio assets allocated to the Subadviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to “the Portfolio” in this Agreement shall refer to those Trust assets allocated to the Subadviser by the Adviser. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or the Trust in any way. The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio and in such instances shall do so only for this limited purpose as Adviser’s and the Trust’s agent and attorney-in-fact. Subadviser shall negotiate all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes, and other contracts and agreements related to derivatives transactions and holdings in the Portfolio (“Derivatives Related Agreements”).

Copies of the Trust’s Registration Statement, Articles of Incorporation or Declaration of Trust, as applicable, and Bylaws (collectively, the “Charter Documents”), each as currently in effect, have been or will be delivered to the Subadviser. The Adviser agrees, on an ongoing basis, to notify the Subadviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio as promptly as practicable and to provide to the Subadviser as promptly as practicable copies of all amendments and supplements to the Registration Statement and amendments to the Charter Documents. The Adviser will promptly provide the Subadviser with any procedures applicable to the Subadviser adopted from time to time by the Trust’s Board of Trustees and agrees to promptly provide the Subadviser copies of all amendments thereto.

The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably requested by the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser shall reasonably cooperate with the Subadviser in setting up and maintaining brokerage accounts, futures accounts, and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.

The Adviser shall notify the Subadviser as soon as reasonably practicable if the Portfolio is out of compliance with Subchapter M or Section 817(h) of the Code.

2. Obligations of and Services to be Provided by the Subadviser. The Subadviser undertakes to provide the following services to the Portfolio and to assume the following obligations:

a.	The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Adviser, subject to and in accordance with:

i.

the investment objective, policies and restrictions of the Portfolio set forth in the Trust’s Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time;

ii.

the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M and Section 817(h) of the Code including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

iii.	any written instructions, policies and guidelines which the Adviser or the Trust’s Board of Trustees may issue from time-to-time, all as from time to time in effect; and

iv.

with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act, the rules and regulations thereunder and the interpretive opinions thereof of the staff of the SEC (“SEC Positions”).

b.

In furtherance thereof and subject to the foregoing, the Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and other financial instruments and shall take such action necessary to implement the same.

c.

The Subadviser shall render such reports to the Trust’s Board of Trustees, the Adviser and the Adviser’s Administrator as they may reasonably request from time to time concerning the investment activities of the Portfolio, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Trust’s Board of Trustees, the Adviser and the Administrator at their reasonable request.

d.

Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders, timely direct the Portfolio’s custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

e.

Absent instructions from the Adviser to the contrary and to the extent provided in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, the Subadviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select, including affiliates of the Subadviser provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act.

f.

To the extent consistent with applicable law and then current SEC Positions and absent instructions from the Adviser to the contrary, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Subadviser shall seek to obtain for the Portfolio the best execution available. In using its best efforts to obtain for the Portfolio the best execution available, the Subadviser, bearing in mind the Portfolio’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board of Trustees and Adviser may determine and applicable law, including any relevant SEC Positions, the Subadviser may cause the Portfolio to pay a broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Portfolio and to other clients of the Subadviser as to which the Subadviser exercises investment discretion.

g.

Subject to seeking the most favorable price and execution, the Board of Trustees or the Adviser may direct the Subadviser to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment. To the extent the Subadviser is directed to use only the specified brokers for the Portfolio, the Trust may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadviser used other or multiple brokers.

h.

In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities and other financial instruments by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Adviser or any person retained by the Trust at all reasonable times. The Subadviser will furnish copies of such records to the Adviser or the Trust within a reasonable time after receipt of a request from either the Adviser or the Trust. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

i.

In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews and shall continue to review, at least annually, its written policies and procedures and the effectiveness of their implementation and shall designate an individual (who is a supervised person) who is responsible for administering such policies and procedures.

j.	The Subadviser shall:

i.	Comply with the Trust’s written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act;

ii.	Promptly provide to the Adviser copies of its annual compliance review report (or a summary of the process and findings), as well as copies of such items as third-party compliance audits;

iii.

Notify the Adviser promptly of any contact from the SEC or other regulators or a Self-Regulatory Organization (“SRO”) (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating directly or indirectly to the Portfolio or that would have a material impact on the Subadviser; and

iv.

Notify the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Portfolio, the Trust, the Adviser or the Subadviser of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators.

k.

The Subadviser shall (1) maintain procedures regarding the use of derivatives, and (2) provide such certifications and reports regarding the use of derivatives, including with respect to asset segregation, as may be reasonably requested by the Trust or the Adviser.

l.

The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Portfolio; and (c) custodian fees and expenses.

m.

The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing of the Portfolio under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall be responsible for expenses relating to the printing and mailing of any prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by the Subadviser, including but not limited to, portfolio manager changes or disclosure changes requested by the Subadviser that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the Registration Statement.

n.

The Subadviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F (as well as other filings triggered by ownership in securities and other investments under other applicable laws, rules and regulations) on behalf of the Portfolio.

o.

The Subadviser shall provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio as necessary, and, use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Subadviser for each security or other investment/asset in the Portfolio for which market prices are not readily available or not reliable.

p.

The Subadviser will notify the Trust and the Adviser of (i) any assignment of this Agreement or change of control of the Subadviser, as applicable, and (ii) any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Trust, if any, arising out of any assignment by, or change in control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser identified in the prospectus or Statement of Additional Information.

q.

The Subadviser may, but is not obligated to, combine or “batch” orders for client portfolios to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among the Subadviser’s clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and transaction costs and typically will be allocated among the Subadviser’s clients in proportion to the purchase and sale orders placed for each client account on any given day. If the Subadviser cannot obtain execution on all the combined orders at prices or for transaction costs that the Subadviser believes are desirable, the Subadviser will allocate the securities the Subadviser does buy or sell as part of the combined orders by following the Subadviser’s order allocation procedures.

r.

In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

3.  Compensation of the Subadviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Subadviser a fee at the annual rate set forth in Schedule A hereto. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Adviser is paid by the Portfolio pursuant to the Management Agreement. If the Subadviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio’s net assets allocated to the Subadviser by the Adviser shall be computed at the times and in the manner specified in the Trust’s Registration Statement.

4. Activities of the Subadviser. The services of the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired and except as the Subadviser and the Adviser may otherwise agree from time to time in writing before or after the date hereof.

The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1(b) of the 1940 Act.

5. Use of Names. The Subadviser hereby consents to the Portfolio being named the MetLife Multi-Index Targeted Risk Portfolio. The Adviser shall not use the name “MetLife Investment Management, LLC” and any of the other names of the Subadviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Subadviser shall not use the name of the Trust, the Adviser or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve the uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC, a state securities commission or any other regulatory body to which it is subject; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Adviser recognizes that from time to time trustees, officers and employees of the Subadviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “MetLife Investment Management, LLC” or any derivative or abbreviation thereof as part of their name, and that the Subadviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

6. Liability and Indemnification.

a.

Except as may otherwise be provided by the 1940 Act or any other applicable law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act ) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees (as defined below) for use therein.

b.

Except as may otherwise be provided by the 1940 Act or any other applicable law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Subadviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Subadviser by an Adviser Indemnitee for use therein.

7. Limitation of Trust’s Liability. The Subadviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in the Trust’s Charter Documents. The Subadviser agrees that any of the Trust’s obligations shall be limited to the assets of the Portfolio and that the Subadviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of or other series of the Trust.

8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Subadviser, or by the Subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be amended by written instrument at any time by the Subadviser and the Adviser, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio’s outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. All information disclosed as required by law, rule or regulation shall nonetheless continue to be deemed confidential.

The Adviser and Subadviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Adviser, the Subadviser or the Portfolio in connection with providing composite investment results of the Subadviser and (ii) investments and transactions of the Adviser, the Subadviser or the Portfolio in connection with providing composite information of clients of the Subadviser.

10. Cooperation with Regulatory Authorities. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser shall provide timely instructions directly to the custodian, in the manner and form as required by the agreement between the Trust and the custodian in effect from time to time (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. Any assets added to the Portfolio shall be delivered directly to the custodian. The Subadviser shall provide to the Adviser a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

13. Notices. All notices hereunder shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Brighthouse Funds Trust I
11225 North Community House Road
Charlotte, North Carolina 28277
Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)

If to Adviser:	Brighthouse Investment Advisers, LLC
11225 North Community House Road
Charlotte, North Carolina 28277
Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)

If to Subadviser:	MetLife Investment Management, LLC

Attn:
Fax:
Email:

14. Information. The Adviser hereby acknowledges that it and the Trustees of the Trust have been provided with a copy of Part II of the Subadviser’s Form ADV.

15. Miscellaneous. The Trust is an intended third-party beneficiary of this Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:
Kristi Slavin
President

METLIFE INVESTMENT MANAGEMENT, LLC

By:

Name:

Title:

SCHEDULE A

Percentage of average daily net assets of the Portfolio assets allocated to the Subadviser by the Adviser:

Portfolio	Percentage of average daily net assets
MetLife Multi-Index Targeted Risk Portfolio	0.200% on the first $250 million 0.185% on the next $250 million 0.150% on the next $500 million 0.140% on the assets over $1 billion

For the MIM Subadvised Portfolios of Brighthouse Funds Trust II: MetLife Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife MSCI EAFE® Index Portfolio, MetLife Russell 2000® Index Portfolio and MetLife Stock Index Portfolio.

FORM OF MIM SUB-INVESTMENT MANAGEMENT AGREEMENT

[PORTFOLIO]

SUB-INVESTMENT

MANAGEMENT AGREEMENT

AGREEMENT made as of this ____ day of ____, ____________, among Brighthouse Funds Trust II, a Delaware trust (the “Fund”), Brighthouse Investment Advisers, LLC (the “Investment Manager”), a Delaware limited liability company, and MetLife Investment Management, LLC, a Delaware limited liability company (the “Sub-Investment Manager”);

W I T N E S S E T H :

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”);

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the [PORTFOLIO] as set forth in the [PORTFOLIO] Investment Management Agreement of even date herewith between the Fund and the Investment Manager (the “[PORTFOLIO] Investment Management Agreement”); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the [PORTFOLIO] of the Fund with the Sub-Investment Manager;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

ARTICLE 1.

Duties of the Sub-Investment Manager

Subject to the supervision and approval of the Investment Manager and the Fund’s Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund’s [PORTFOLIO] (the “Portfolio”) for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund’s Declaration of Trust and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio’s investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the “Prospectus”). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the “bunching” of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio’s investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund’s accountants, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund’s accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund’s Board of Directors such periodic and special reports as either of them may reasonably request.

The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager’s undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

ARTICLE 2.

Sub-Investment Management Fee

The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the [PORTFOLIO] Investment Management Agreement. Nothing in this [PORTFOLIO] Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio’s net assets will be computed in the manner specified in the Fund’s Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

Other Matters.

The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager’s so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager’s duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager’s right or the right of any of the Sub-Investment Manager’s affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund’s property. The Sub-Investment Manager also agrees upon request of the

Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund’s books and records in accordance with the Investment Company Act and rules thereunder.

The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund’s Prospectus, Declaration of Trust and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

ARTICLE 3.

Duration and Termination of this Agreement

This Agreement shall become effective as of the date first above written and shall remain in force for a period of one year and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days’ written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days’ written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days’ written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the [PORTFOLIO] Investment Management Agreement.

ARTICLE 4.

Definitions

The terms “assignment,” “interested person,” and “majority of the outstanding shares,” when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

ARTICLE 5.

Amendments of this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE 6.

Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

ARTICLE 7.

Notices

Notices to be given hereunder shall be addressed to:

Fund:	Kristi Slavin
Brighthouse Funds Trust II 11225 North Community House Road Charlotte, North Carolina 28277

Investment Manager:	Kristi Slavin Brighthouse Investment Advisers, LLC 11225 North Community House Road Charlotte, North Carolina 28277

Sub-Investment Manager:	Name: _____________________ Title: ______________________ MetLife Investment Management, LLC
___________________________
___________________________

Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

BRIGHTHOUSE FUNDS TRUST II

By:
Kristi Slavin
President and Chief Executive Officer

Attest:

METLIFE INVESTMENT MANAGEMENT, LLC

By:

Name:

Title:

Attest:

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:
Kristi Slavin
President

Attest:

Appendix

METLIFE INVESTMENT MANAGEMENT, LLC

Brighthouse Funds Trust II

[PORTFOLIO]

Fee Schedule

Portfolio	Percentage of average daily net assets
MetLife Aggregate Bond Index Portfolio	0.040% on the first $500 million 0.030% on the next $500 million 0.015% on the next $1 billion 0.010% over $2 billion of the Portfolio’s average net assets
MetLife Mid Cap Stock Index Portfolio	0.030% on the first $500 million 0.020% on the next $500 million 0.010% over $1 billion of the Portfolio’s average net assets
MetLife MSCI EAFE® Index Portfolio	0.050% on the first $500 million 0.040% on the next $500 million 0.020% over $1 billion of the Portfolio’s average net assets
MetLife Russell 2000® Index Portfolio	0.040% on the first $500 million 0.030% on the next $500 million 0.015% over $1 billion of the Portfolio’s average net assets
MetLife Stock Index Portfolio	0.020% on the first $500 million 0.015% on the next $500 million 0.010% on the next $1 billion 0.005% over $2 billion of the Portfolio’s average net assets

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:

SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VOTE AT THE VIRTUAL MEETING

Visit: meetnow.global/M6YKRR5

on June 5, 2026 at 11:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS	DO NOT TEAR
AB Global Dynamic Allocation	AB International Bond	Allspring Mid Cap Value
American Funds® Aggressive Allocation	American Funds® Balanced Allocation	American Funds® Growth
American Funds® Moderate Allocation	Baillie Gifford International Stock	BlackRock Bond Income
BlackRock Capital Appreciation	BlackRock Global Tactical Strategies	BlackRock High Yield
BlackRock Ultra-Short Term Bond	Brighthouse Asset Allocation 100	Brighthouse Balanced Plus
Brighthouse Small Cap Value	Brighthouse/Artisan International	Brighthouse/Artisan Mid Cap Value
Brighthouse/Dimensional International Small Co.	Brighthouse/Eaton Vance Floating Rate	Brighthouse/Franklin Low Duration Total Return
Brighthouse/Templeton International Bond
BRIGHTHOUSE FUNDS TRUST I BRIGHTHOUSE FUNDS TRUST II PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON JUNE 5, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRIGHTHOUSE FUNDS TRUST I AND BRIGHTHOUSE FUNDS TRUST II. The undersigned shareholder of the Portfolio(s) listed above, each a series of Brighthouse Funds Trust I or Brighthouse Funds Trust II (each, a “Trust” and together, the “Trusts”), hereby appoints Kristi Slavin, Alan Otis, Anna Koska and Thomas Watterson, or any one of them true and lawful attorneys with power of substitution of each, as Proxies for the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the above Portfolio(s) to be held on June 5, 2026, at 11:00 a.m., Eastern Time, and any adjournments or postponements thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The Meeting will be held virtually at the following Website: meetnow.global/M6YKRR5, and shareholders will not be able to attend the Meeting in person. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

This proxy, when properly executed, will be voted as specified. If this Proxy is executed but no specification is made, the votes entitled to be cast by the undersigned will be voted “FOR” the Proposals described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any postponement or adjournment thereof. The approval of a Proposal by any Portfolio is not contingent on the approval of any other Proposal relating to it, as applicable.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

BHF_34934_031826

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR “FOR” ALL OF THE PROPOSALS IF A PROPERLY EXECUTED PROXY CARD IS RETURNED BUT NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE TRUSTS SOLICITS YOUR PROXY AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

Discretionary authority to vote this proxy in accordance with the recommendation of management of the Trusts is hereby conferred as to all other matters as may properly come before the Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals The Board of Trustees recommends a vote “FOR” the proposals as described in the Proxy Statement.

1.

To approve, for each Portfolio listed below, a new investment advisory agreement between the applicable Trust, on behalf of each such Portfolio, and Brighthouse Investment Advisers, LLC (the “Manager”):

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 AB Global Dynamic Allocation	☐	☐	☐	02 AB International Bond	☐	☐	☐
03 Allspring Mid Cap Value	☐	☐	☐	04 American Funds® Aggressive Allocation	☐	☐	☐
05 American Funds® Balanced Allocation	☐	☐	☐	06 American Funds® Growth	☐	☐	☐
07 American Funds® Moderate Allocation	☐	☐	☐	08 Baillie Gifford International Stock	☐	☐	☐
09 BlackRock Bond Income	☐	☐	☐	10 BlackRock Capital Appreciation	☐	☐	☐
11 BlackRock Global Tactical Strategies	☐	☐	☐	12 BlackRock High Yield	☐	☐	☐
13 BlackRock Ultra-Short Term Bond	☐	☐	☐	14 Brighthouse Asset Allocation 100	☐	☐	☐
15 Brighthouse Balanced Plus	☐	☐	☐	16 Brighthouse Small Cap Value	☐	☐	☐
17 Brighthouse/Artisan International	☐	☐	☐	18 Brighthouse/Artisan Mid Cap Value	☐	☐	☐
19 Brighthouse/Dimensional International Small Co.	☐	☐	☐	20 Brighthouse/Eaton Vance Floating Rate	☐	☐	☐
21 Brighthouse/Franklin Low Duration Total Return	☐	☐	☐	22 Brighthouse/Templeton International Bond	☐	☐	☐

2.

To approve, for each Portfolio listed below, which is subadvised by MetLife Investment Management, LLC (“MIM”), which may be deemed an affiliate of the Trusts, a new subadvisory agreement between the Manager and MIM with respect to such Portfolio:

Non-Applicable

3.

To approve, for each Portfolio listed below, a modified “manager-of-managers” structure that would permit the Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit each such Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 AB Global Dynamic Allocation	☐	☐	☐	02 AB International Bond	☐	☐	☐
03 Allspring Mid Cap Value	☐	☐	☐	04 American Funds® Aggressive Allocation	☐	☐	☐
05 American Funds® Balanced Allocation	☐	☐	☐	06 American Funds® Growth	☐	☐	☐
07 American Funds® Moderate Allocation	☐	☐	☐	08 Baillie Gifford International Stock	☐	☐	☐
09 BlackRock Bond Income	☐	☐	☐	10 BlackRock Capital Appreciation	☐	☐	☐
11 BlackRock Global Tactical Strategies	☐	☐	☐	12 BlackRock High Yield	☐	☐	☐
13 BlackRock Ultra-Short Term Bond	☐	☐	☐	14 Brighthouse Asset Allocation 100	☐	☐	☐
15 Brighthouse Balanced Plus	☐	☐	☐	16 Brighthouse Small Cap Value	☐	☐	☐
17 Brighthouse/Artisan International	☐	☐	☐	18 Brighthouse/Artisan Mid Cap Value	☐	☐	☐
19 Brighthouse/Dimensional International Small Co.	☐	☐	☐	20 Brighthouse/Eaton Vance Floating Rate	☐	☐	☐
21 Brighthouse/Franklin Low Duration Total Return	☐	☐	☐	22 Brighthouse/Templeton International Bond	☐	☐	☐

4.	To approve, for each Portfolio listed below, the reclassification of the diversification status from “diversified” to “non-diversified”:

	FOR	AGAINST	ABSTAIN
01 BlackRock Capital Appreciation	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of BRIGHTHOUSE FUNDS TRUST I and BRIGHTHOUSE FUNDS TRUST II

to Be Held on June 5, 2026.

The Notice of Special Meeting, Proxy Statement and Proxy Card for the Meeting are available at:

https://www.proxy-direct.com/bhf-34934

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	BHF1 34934	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:

SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VOTE AT THE VIRTUAL MEETING

Visit: meetnow.global/M6YKRR5

on June 5, 2026 at 11:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS	DO NOT TEAR
Brighthouse/Wellington Balanced	Brighthouse/Wellington Core Equity Opportunities	Brighthouse/Wellington Large Cap Research
CBRE Global Real Estate	Brighthouse Asset Allocation 20	Brighthouse Asset Allocation 40
Brighthouse Asset Allocation 60	Brighthouse Asset Allocation 80	Frontier Mid Cap Growth
Harris Oakmark International	Invesco Balanced-Risk Allocation	Invesco Comstock
Invesco Global Equity	Invesco Small Cap Growth	Jennison Growth
JPMorgan Core Bond	JPMorgan Global Active Allocation	JPMorgan Small Cap Value
Loomis Sayles Global Allocation	Loomis Sayles Growth	Loomis Sayles Small Cap Core
Loomis Sayles Small Cap Growth
BRIGHTHOUSE FUNDS TRUST I BRIGHTHOUSE FUNDS TRUST II PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON JUNE 5, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRIGHTHOUSE FUNDS TRUST I AND BRIGHTHOUSE FUNDS TRUST II. The undersigned shareholder of the Portfolio(s) listed above, each a series of Brighthouse Funds Trust I or Brighthouse Funds Trust II (each, a “Trust” and together, the “Trusts”), hereby appoints Kristi Slavin, Alan Otis, Anna Koska and Thomas Watterson, or any one of them true and lawful attorneys with power of substitution of each, as Proxies for the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the above Portfolio(s) to be held on June 5, 2026, at 11:00 a.m., Eastern Time, and any adjournments or postponements thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The Meeting will be held virtually at the following Website: meetnow.global/M6YKRR5, and shareholders will not be able to attend the Meeting in person. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

This proxy, when properly executed, will be voted as specified. If this Proxy is executed but no specification is made, the votes entitled to be cast by the undersigned will be voted “FOR” the Proposals described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any postponement or adjournment thereof. The approval of a Proposal by any Portfolio is not contingent on the approval of any other Proposal relating to it, as applicable.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

BHF_34934_0312826

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR “FOR” ALL OF THE PROPOSALS IF A PROPERLY EXECUTED PROXY CARD IS RETURNED BUT NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE TRUSTS SOLICITS YOUR PROXY AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

Discretionary authority to vote this proxy in accordance with the recommendation of management of the Trusts is hereby conferred as to all other matters as may properly come before the Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals The Board of Trustees recommends a vote “FOR” the proposals as described in the Proxy Statement.

1.

To approve, for each Portfolio listed below, a new investment advisory agreement between the applicable Trust, on behalf of each such Portfolio, and Brighthouse Investment Advisers, LLC (the “Manager”):

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Brighthouse/Wellington Balanced	☐	☐	☐	02 Brighthouse/Wellington Core Equity Opportunities	☐	☐	☐
03 Brighthouse/Wellington Large Cap Research	☐	☐	☐	04 CBRE Global Real Estate	☐	☐	☐
05 Brighthouse Asset Allocation 20	☐	☐	☐	06 Brighthouse Asset Allocation 40	☐	☐	☐
07 Brighthouse Asset Allocation 60	☐	☐	☐	08 Brighthouse Asset Allocation 80	☐	☐	☐
09 Frontier Mid Cap Growth	☐	☐	☐	10 Harris Oakmark International	☐	☐	☐
11 Invesco Balanced-Risk Allocation	☐	☐	☐	12 Invesco Comstock	☐	☐	☐
13 Invesco Global Equity	☐	☐	☐	14 Invesco Small Cap Growth	☐	☐	☐
15 Jennison Growth	☐	☐	☐	16 JPMorgan Core Bond	☐	☐	☐
17 JPMorgan Global Active Allocation	☐	☐	☐	18 JPMorgan Small Cap Value	☐	☐	☐
19 Loomis Sayles Global Allocation	☐	☐	☐	20 Loomis Sayles Growth	☐	☐	☐
21 Loomis Sayles Small Cap Core	☐	☐	☐	22 Loomis Sayles Small Cap Growth	☐	☐	☐

2.

To approve, for each Portfolio listed below, which is subadvised by MetLife Investment Management, LLC (“MIM”), which may be deemed an affiliate of the Trusts, a new subadvisory agreement between the Manager and MIM with respect to such Portfolio:

Non-Applicable

3.

To approve, for each Portfolio listed below, a modified “manager-of-managers” structure that would permit the Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit each such Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Brighthouse/Wellington Balanced	☐	☐	☐	02 Brighthouse/Wellington Core Equity Opportunities	☐	☐	☐
03 Brighthouse/Wellington Large Cap Research	☐	☐	☐	04 CBRE Global Real Estate	☐	☐	☐
05 Brighthouse Asset Allocation 20	☐	☐	☐	06 Brighthouse Asset Allocation 40	☐	☐	☐
07 Brighthouse Asset Allocation 60	☐	☐	☐	08 Brighthouse Asset Allocation 80	☐	☐	☐
09 Frontier Mid Cap Growth	☐	☐	☐	10 Harris Oakmark International	☐	☐	☐
11 Invesco Balanced-Risk Allocation	☐	☐	☐	12 Invesco Comstock	☐	☐	☐
13 Invesco Global Equity	☐	☐	☐	14 Invesco Small Cap Growth	☐	☐	☐
15 Jennison Growth	☐	☐	☐	16 JPMorgan Core Bond	☐	☐	☐
17 JPMorgan Global Active Allocation	☐	☐	☐	18 JPMorgan Small Cap Value	☐	☐	☐
19 Loomis Sayles Global Allocation	☐	☐	☐	20 Loomis Sayles Growth	☐	☐	☐
21 Loomis Sayles Small Cap Core	☐	☐	☐	22 Loomis Sayles Small Cap Growth	☐	☐	☐

4.	To approve, for each Portfolio listed below, the reclassification of the diversification status from “diversified” to “non-diversified”:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Brighthouse/Wellington Large Cap Research	☐	☐	☐	02 Jennison Growth	☐	☐	☐
03 Loomis Sayles Growth	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of BRIGHTHOUSE FUNDS TRUST I and BRIGHTHOUSE FUNDS TRUST II

to Be Held on June 5, 2026.

The Notice of Special Meeting, Proxy Statement and Proxy Card for the Meeting are available at:

https://www.proxy-direct.com/bhf-34934

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	BHF1 34934	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:

SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VOTE AT THE VIRTUAL MEETING

Visit: meetnow.global/M6YKRR5

on June 5, 2026 at 11:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS	DO NOT TEAR
MetLife Aggregate Bond Index	MetLife Mid Cap Stock Index	MetLife MSCI EAFE® Index
MetLife Multi-Index Targeted Risk	MetLife Russell 2000® Index	MetLife Stock Index
MFS® Research International	MFS® Total Return	MFS® Value
Morgan Stanley Discovery	Neuberger Berman Genesis	PanAgora Global Diversified Risk
PIMCO Inflation Protected Bond	PIMCO Total Return	Schroders Global Multi-Asset
SSGA Emerging Markets Enhanced Index	SSGA Growth and Income ETF	SSGA Growth ETF
T. Rowe Price Large Cap Growth	T. Rowe Price Large Cap Value	T. Rowe Price Mid Cap Growth
T. Rowe Price Small Cap Growth
BRIGHTHOUSE FUNDS TRUST I BRIGHTHOUSE FUNDS TRUST II PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON JUNE 5, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRIGHTHOUSE FUNDS TRUST I AND BRIGHTHOUSE FUNDS TRUST II. The undersigned shareholder of the Portfolio(s) listed above, each a series of Brighthouse Funds Trust I or Brighthouse Funds Trust II (each, a “Trust” and together, the “Trusts”), hereby appoints Kristi Slavin, Alan Otis, Anna Koska and Thomas Watterson, or any one of them true and lawful attorneys with power of substitution of each, as Proxies for the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the above Portfolio(s) to be held on June 5, 2026, at 11:00 a.m., Eastern Time, and any adjournments or postponements thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The Meeting will be held virtually at the following Website: meetnow.global/M6YKRR5, and shareholders will not be able to attend the Meeting in person. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

This proxy, when properly executed, will be voted as specified. If this Proxy is executed but no specification is made, the votes entitled to be cast by the undersigned will be voted “FOR” the Proposals described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any postponement or adjournment thereof. The approval of a Proposal by any Portfolio is not contingent on the approval of any other Proposal relating to it, as applicable.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

BHF_34934_031826

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR “FOR” ALL OF THE PROPOSALS IF A PROPERLY EXECUTED PROXY CARD IS RETURNED BUT NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE TRUSTS SOLICITS YOUR PROXY AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

Discretionary authority to vote this proxy in accordance with the recommendation of management of the Trusts is hereby conferred as to all other matters as may properly come before the Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals The Board of Trustees recommends a vote “FOR” the proposals as described in the Proxy Statement.

1.

To approve, for each Portfolio listed below, a new investment advisory agreement between the applicable Trust, on behalf of each such Portfolio, and Brighthouse Investment Advisers, LLC (the “Manager”):

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 MetLife Aggregate Bond Index	☐	☐	☐	02 MetLife Mid Cap Stock Index	☐	☐	☐
03 MetLife MSCI EAFE® Index	☐	☐	☐	04 MetLife Multi-Index Targeted Risk	☐	☐	☐
05 MetLife Russell 2000® Index	☐	☐	☐	06 MetLife Stock Index	☐	☐	☐
07 MFS® Research International	☐	☐	☐	08 MFS® Total Return	☐	☐	☐
09 MFS® Value	☐	☐	☐	10 Morgan Stanley Discovery	☐	☐	☐
11 Neuberger Berman Genesi	☐	☐	☐	12 PanAgora Global Diversified Risk	☐	☐	☐
13 PIMCO Inflation Protected Bond	☐	☐	☐	14 PIMCO Total Return	☐	☐	☐
15 Schroders Global Multi-Asset	☐	☐	☐	16 SSGA Emerging Markets Enhanced Index	☐	☐	☐
17 SSGA Growth and Income ETF	☐	☐	☐	18 SSGA Growth ETF	☐	☐	☐
19 T. Rowe Price Large Cap Growth	☐	☐	☐	20 T. Rowe Price Large Cap Value	☐	☐	☐
21 T. Rowe Price Mid Cap Growth	☐	☐	☐	22 T. Rowe Price Small Cap Growth	☐	☐	☐

2.

To approve, for each Portfolio listed below, which is subadvised by MetLife Investment Management, LLC (“MIM”), which may be deemed an affiliate of the Trusts, a new subadvisory agreement between the Manager and MIM with respect to such Portfolio:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 MetLife Aggregate Bond Index	☐	☐	☐	02 MetLife Mid Cap Stock Index	☐	☐	☐
03 MetLife MSCI EAFE® Index	☐	☐	☐	04 MetLife Multi-Index Targeted Risk	☐	☐	☐
05 MetLife Russell 2000® Index	☐	☐	☐	06 MetLife Stock Index	☐	☐	☐

3.

To approve, for each Portfolio listed below, a modified “manager-of-managers” structure that would permit the Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit each such Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 MetLife Aggregate Bond Index	☐	☐	☐	02 MetLife Mid Cap Stock Index	☐	☐	☐
03 MetLife MSCI EAFE® Index	☐	☐	☐	04 MetLife Multi-Index Targeted Risk	☐	☐	☐
05 MetLife Russell 2000® Index	☐	☐	☐	06 MetLife Stock Index	☐	☐	☐
07 MFS® Research International	☐	☐	☐	08 MFS® Total Return	☐	☐	☐
09 MFS® Value	☐	☐	☐	10 Morgan Stanley Discovery	☐	☐	☐
11 Neuberger Berman Genesi	☐	☐	☐	12 PanAgora Global Diversified Risk	☐	☐	☐
13 PIMCO Inflation Protected Bond	☐	☐	☐	14 PIMCO Total Return	☐	☐	☐
15 Schroders Global Multi-Asset	☐	☐	☐	16 SSGA Emerging Markets Enhanced Index	☐	☐	☐
17 SSGA Growth and Income ETF	☐	☐	☐	18 SSGA Growth ETF	☐	☐	☐
19 T. Rowe Price Large Cap Growth	☐	☐	☐	20 T. Rowe Price Large Cap Value	☐	☐	☐
21 T. Rowe Price Mid Cap Growth	☐	☐	☐	22 T. Rowe Price Small Cap Growth	☐	☐	☐

4.	To approve, for each Portfolio listed below, the reclassification of the diversification status from “diversified” to “non-diversified”:

	FOR	AGAINST	ABSTAIN
01 T. Rowe Price Large Cap Growth	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of BRIGHTHOUSE FUNDS TRUST I and BRIGHTHOUSE FUNDS TRUST II

to Be Held on June 5, 2026.

The Notice of Special Meeting, Proxy Statement and Proxy Card for the Meeting are available at:

https://www.proxy-direct.com/bhf-34934

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	BHF1 34934	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:

SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-800-337-3503 Follow the recorded instructions available 24 hours

MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VOTE AT THE VIRTUAL MEETING

Visit: meetnow.global/M6YKRR5

on June 5, 2026 at 11:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS	DO NOT TEAR
TCW Core Fixed Income	VanEck Global Natural Resources	Victory Sycamore Mid Cap Value
Western Asset Management Government Income	Western Asset Management U.S. Government	Western Asset Mgmt Strategic Bond Opportunities

BRIGHTHOUSE FUNDS TRUST I BRIGHTHOUSE FUNDS TRUST II PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON JUNE 5, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BRIGHTHOUSE FUNDS TRUST I AND BRIGHTHOUSE FUNDS TRUST II. The undersigned shareholder of the Portfolio(s) listed above, each a series of Brighthouse Funds Trust I or Brighthouse Funds Trust II (each, a “Trust” and together, the “Trusts”), hereby appoints Kristi Slavin, Alan Otis, Anna Koska and Thomas Watterson, or any one of them true and lawful attorneys with power of substitution of each, as Proxies for the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the above Portfolio(s) to be held on June 5, 2026, at 11:00 a.m., Eastern Time, and any adjournments or postponements thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The Meeting will be held virtually at the following Website: meetnow.global/M6YKRR5, and shareholders will not be able to attend the Meeting in person. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

This proxy, when properly executed, will be voted as specified. If this Proxy is executed but no specification is made, the votes entitled to be cast by the undersigned will be voted “FOR” the Proposals described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any postponement or adjournment thereof. The approval of a Proposal by any Portfolio is not contingent on the approval of any other Proposal relating to it, as applicable.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

BHF_34934_031826

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR “FOR” ALL OF THE PROPOSALS IF A PROPERLY EXECUTED PROXY CARD IS RETURNED BUT NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE TRUSTS SOLICITS YOUR PROXY AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

Discretionary authority to vote this proxy in accordance with the recommendation of management of the Trusts is hereby conferred as to all other matters as may properly come before the Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals The Board of Trustees recommends a vote “FOR” the proposals as described in the Proxy Statement.

1.

To approve, for each Portfolio listed below, a new investment advisory agreement between the applicable Trust, on behalf of each such Portfolio, and Brighthouse Investment Advisers, LLC (the “Manager”):

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 TCW Core Fixed Income	☐	☐	☐	02 VanEck Global Natural Resources	☐	☐	☐
03 Victory Sycamore Mid Cap Value	☐	☐	☐	04 Western Asset Management Government Income	☐	☐	☐
05 Western Asset Management U.S. Government	☐	☐	☐	06 Western Asset Mgmt Strategic Bond Opportunities	☐	☐	☐

2.

To approve, for each Portfolio listed below, which is subadvised by MetLife Investment Management, LLC (“MIM”), which may be deemed an affiliate of the Trusts, a new subadvisory agreement between the Manager and MIM with respect to such Portfolio:

Non-Applicable

3.

To approve, for each Portfolio listed below, a modified “manager-of-managers” structure that would permit the Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit each such Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 TCW Core Fixed Income	☐	☐	☐	02 VanEck Global Natural Resources	☐	☐	☐
03 Victory Sycamore Mid Cap Value	☐	☐	☐	04 Western Asset Management Government Income	☐	☐	☐
05 Western Asset Management U.S. Government	☐	☐	☐	06 Western Asset Mgmt Strategic Bond Opportunities	☐	☐	☐

4.	To approve, for each Portfolio listed below, the reclassification of the diversification status from “diversified” to “non-diversified”:

Non-Applicable

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of BRIGHTHOUSE FUNDS TRUST I and BRIGHTHOUSE FUNDS TRUST II

to Be Held on June 5, 2026.

The Notice of Special Meeting, Proxy Statement and Proxy Card for the Meeting are available at:

https://www.proxy-direct.com/bhf-34934

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	BHF1 34934	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:
SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-866-298-8476 Follow the recorded instructions available 24 hours

MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VOTE AT THE VIRTUAL MEETING

Visit: meetnow.global/M6YKRR5

on June 5, 2026 at 11:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS

AB Global Dynamic Allocation	AB International Bond	Allspring Mid Cap Value
American Funds® Aggressive Allocation	American Funds® Balanced Allocation	American Funds® Growth
American Funds® Moderate Allocation	Baillie Gifford International Stock	BlackRock Bond Income
BlackRock Capital Appreciation	BlackRock Global Tactical Strategies	BlackRock High Yield
BlackRock Ultra-Short Term Bond	Brighthouse Asset Allocation 100	Brighthouse Balanced Plus
Brighthouse Small Cap Value	Brighthouse/Artisan International	Brighthouse/Artisan Mid Cap Value
Brighthouse/Dimensional International Small Co.	Brighthouse/Eaton Vance Floating Rate	Brighthouse/Franklin Low Duration Total Return
Brighthouse/Templeton International Bond
BRIGHTHOUSE FUNDS TRUST I BRIGHTHOUSE FUNDS TRUST II VOTING INSTRUCTION FOR THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON JUNE 5, 2026			DO NOT TEAR

[INSURANCE COMPANY NAME DROP-IN]

This Voting Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares of the Portfolio(s) listed above, each a series of Brighthouse Funds Trust I or Brighthouse Funds Trust II (each, a “Trust” and together, the “Trusts”), of which it is the record or beneficial owner. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Portfolio(s) be cast as designated on the reverse side at the Special Meeting of the Shareholders of the above Portfolio(s) to be held on June 5, 2026, at 11:00 a.m., Eastern Time, and any adjournments or postponements thereof (the “Meeting”), as fully as the undersigned would be entitled to vote if personally present. The Meeting will be held virtually at the following Website: meetnow.global/M6YKRR5, and shareholders will not be able to attend the Meeting in person. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

This Voting Instruction Card, when properly executed, will be voted as specified. If no direction is made, the votes attributable to this Voting Instruction Card will be voted “FOR” the proposals listed on the reverse side. Shares of the Portfolio(s) for which no instructions are received will be voted in the same proportion as shares for which instructions are received by the above-named insurance company. The approval of a Proposal by any Portfolio is not contingent on the approval of any other Proposal relating to it, as applicable.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

BHF_34934_031826_VI

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR “FOR” ALL OF THE PROPOSALS IF A PROPERLY EXECUTED VOTING INSTRUCTION CARD IS RETURNED BUT NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE TRUSTS SOLICITS YOUR PROXY AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

Discretionary authority to vote this proxy in accordance with the recommendation of management of the Trusts is hereby conferred as to all other matters as may properly come before the Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals The Board of Trustees recommends a vote “FOR” the proposals as described in the Proxy Statement.

1.

To approve, for each Portfolio listed below, a new investment advisory agreement between the applicable Trust, on behalf of each such Portfolio, and Brighthouse Investment Advisers, LLC (the “Manager”):

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 AB Global Dynamic Allocation	☐	☐	☐	02 AB International Bond	☐	☐	☐
03 Allspring Mid Cap Value	☐	☐	☐	04 American Funds® Aggressive Allocation	☐	☐	☐
05 American Funds® Balanced Allocation	☐	☐	☐	06 American Funds® Growth	☐	☐	☐
07 American Funds® Moderate Allocation	☐	☐	☐	08 Baillie Gifford International Stock	☐	☐	☐
09 BlackRock Bond Income	☐	☐	☐	10 BlackRock Capital Appreciation	☐	☐	☐
11 BlackRock Global Tactical Strategies	☐	☐	☐	12 BlackRock High Yield	☐	☐	☐
13 BlackRock Ultra-Short Term Bond	☐	☐	☐	14 Brighthouse Asset Allocation 100	☐	☐	☐
15 Brighthouse Balanced Plus	☐	☐	☐	16 Brighthouse Small Cap Value	☐	☐	☐
17 Brighthouse/Artisan International	☐	☐	☐	18 Brighthouse/Artisan Mid Cap Value	☐	☐	☐
19 Brighthouse/Dimensional International Small Co.	☐	☐	☐	20 Brighthouse/Eaton Vance Floating Rate	☐	☐	☐
21 Brighthouse/Franklin Low Duration Total Return	☐	☐	☐	22 Brighthouse/Templeton International Bond	☐	☐	☐

2.

To approve, for each Portfolio listed below, which is subadvised by MetLife Investment Management, LLC (“MIM”), which may be deemed an affiliate of the Trusts, a new subadvisory agreement between the Manager and MIM with respect to such Portfolio:

Non-Applicable

3.

To approve, for each Portfolio listed below, a modified “manager-of-managers” structure that would permit the Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit each such Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 AB Global Dynamic Allocation	☐	☐	☐	02 AB International Bond	☐	☐	☐
03 Allspring Mid Cap Value	☐	☐	☐	04 American Funds® Aggressive Allocation	☐	☐	☐
05 American Funds® Balanced Allocation	☐	☐	☐	06 American Funds® Growth	☐	☐	☐
07 American Funds® Moderate Allocation	☐	☐	☐	08 Baillie Gifford International Stock	☐	☐	☐
09 BlackRock Bond Income	☐	☐	☐	10 BlackRock Capital Appreciation	☐	☐	☐
11 BlackRock Global Tactical Strategies	☐	☐	☐	12 BlackRock High Yield	☐	☐	☐
13 BlackRock Ultra-Short Term Bond	☐	☐	☐	14 Brighthouse Asset Allocation 100	☐	☐	☐
15 Brighthouse Balanced Plus	☐	☐	☐	16 Brighthouse Small Cap Value	☐	☐	☐
17 Brighthouse/Artisan International	☐	☐	☐	18 Brighthouse/Artisan Mid Cap Value	☐	☐	☐
19 Brighthouse/Dimensional International Small Co.	☐	☐	☐	20 Brighthouse/Eaton Vance Floating Rate	☐	☐	☐
21 Brighthouse/Franklin Low Duration Total Return	☐	☐	☐	22 Brighthouse/Templeton International Bond	☐	☐	☐

4.	To approve, for each Portfolio listed below, the reclassification of the diversification status from “diversified” to “non-diversified”:

	FOR	AGAINST	ABSTAIN
01 BlackRock Capital Appreciation	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of BRIGHTHOUSE FUNDS TRUST I and BRIGHTHOUSE FUNDS TRUST II

to Be Held on June 5, 2026.

The Notice of Special Meeting, Proxy Statement and Voting Instruction Card for the Meeting are available at:

https://www.proxy-direct.com/bhf-34934

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	BHF2 34934	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:
SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-866-298-8476 Follow the recorded instructions available 24 hours

MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VOTE AT THE VIRTUAL MEETING

Visit: meetnow.global/M6YKRR5

on June 5, 2026 at 11:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS	DO NOT TEAR
Brighthouse/Wellington Balanced	Brighthouse/Wellington Core Equity Opportunities	Brighthouse/Wellington Large Cap Research
CBRE Global Real Estate	Brighthouse Asset Allocation 20	Brighthouse Asset Allocation 40
Brighthouse Asset Allocation 60	Brighthouse Asset Allocation 80	Frontier Mid Cap Growth
Harris Oakmark International	Invesco Balanced-Risk Allocation	Invesco Comstock
Invesco Global Equity	Invesco Small Cap Growth	Jennison Growth
JPMorgan Core Bond	JPMorgan Global Active Allocation	JPMorgan Small Cap Value
Loomis Sayles Global Allocation	Loomis Sayles Growth	Loomis Sayles Small Cap Core
Loomis Sayles Small Cap Growth
BRIGHTHOUSE FUNDS TRUST I BRIGHTHOUSE FUNDS TRUST II VOTING INSTRUCTION FOR THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON JUNE 5, 2026

[INSURANCE COMPANY NAME DROP-IN]

This Voting Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares of the Portfolio(s) listed above, each a series of Brighthouse Funds Trust I or Brighthouse Funds Trust II (each, a “Trust” and together, the “Trusts”), of which it is the record or beneficial owner. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Portfolio(s) be cast as designated on the reverse side at the Special Meeting of the Shareholders of the above Portfolio(s) to be held on June 5, 2026, at 11:00 a.m., Eastern Time, and any adjournments or postponements thereof (the “Meeting”), as fully as the undersigned would be entitled to vote if personally present. The Meeting will be held virtually at the following Website: meetnow.global/M6YKRR5, and shareholders will not be able to attend the Meeting in person. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

This Voting Instruction Card, when properly executed, will be voted as specified. If no direction is made, the votes attributable to this Voting Instruction Card will be voted “FOR” the proposals listed on the reverse side. Shares of the Portfolio(s) for which no instructions are received will be voted in the same proportion as shares for which instructions are received by the above-named insurance company. The approval of a Proposal by any Portfolio is not contingent on the approval of any other Proposal relating to it, as applicable.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

BHF_34934_031226_VI

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR “FOR” ALL OF THE PROPOSALS IF A PROPERLY EXECUTED VOTING INSTRUCTION CARD IS RETURNED BUT NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE TRUSTS SOLICITS YOUR PROXY AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

Discretionary authority to vote this proxy in accordance with the recommendation of management of the Trusts is hereby conferred as to all other matters as may properly come before the Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals The Board of Trustees recommends a vote “FOR” the proposals as described in the Proxy Statement.

1.

To approve, for each Portfolio listed below, a new investment advisory agreement between the applicable Trust, on behalf of each such Portfolio, and Brighthouse Investment Advisers, LLC (the “Manager”):

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Brighthouse/Wellington Balanced	☐	☐	☐	02 Brighthouse/Wellington Core Equity Opportunities	☐	☐	☐
03 Brighthouse/Wellington Large Cap Research	☐	☐	☐	04 CBRE Global Real Estate	☐	☐	☐
05 Brighthouse Asset Allocation 20	☐	☐	☐	06 Brighthouse Asset Allocation 40	☐	☐	☐
07 Brighthouse Asset Allocation 60	☐	☐	☐	08 Brighthouse Asset Allocation 80	☐	☐	☐
09 Frontier Mid Cap Growth	☐	☐	☐	10 Harris Oakmark International	☐	☐	☐
11 Invesco Balanced-Risk Allocation	☐	☐	☐	12 Invesco Comstock	☐	☐	☐
13 Invesco Global Equity	☐	☐	☐	14 Invesco Small Cap Growth	☐	☐	☐
15 Jennison Growth	☐	☐	☐	16 JPMorgan Core Bond	☐	☐	☐
17 JPMorgan Global Active Allocation	☐	☐	☐	18 JPMorgan Small Cap Value	☐	☐	☐
19 Loomis Sayles Global Allocation	☐	☐	☐	20 Loomis Sayles Growth	☐	☐	☐
21 Loomis Sayles Small Cap Core	☐	☐	☐	22 Loomis Sayles Small Cap Growth	☐	☐	☐

2.

To approve, for each Portfolio listed below, which is subadvised by MetLife Investment Management, LLC (“MIM”), which may be deemed an affiliate of the Trusts, a new subadvisory agreement between the Manager and MIM with respect to such Portfolio:

Non-Applicable

3.

To approve, for each Portfolio listed below, a modified “manager-of-managers” structure that would permit the Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit each such Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Brighthouse/Wellington Balanced	☐	☐	☐	02 Brighthouse/Wellington Core Equity Opportunities	☐	☐	☐
03 Brighthouse/Wellington Large Cap Research	☐	☐	☐	04 CBRE Global Real Estate	☐	☐	☐
05 Brighthouse Asset Allocation 20	☐	☐	☐	06 Brighthouse Asset Allocation 40	☐	☐	☐
07 Brighthouse Asset Allocation 60	☐	☐	☐	08 Brighthouse Asset Allocation 80	☐	☐	☐
09 Frontier Mid Cap Growth	☐	☐	☐	10 Harris Oakmark International	☐	☐	☐
11 Invesco Balanced-Risk Allocation	☐	☐	☐	12 Invesco Comstock	☐	☐	☐
13 Invesco Global Equity	☐	☐	☐	14 Invesco Small Cap Growth	☐	☐	☐
15 Jennison Growth	☐	☐	☐	16 JPMorgan Core Bond	☐	☐	☐
17 JPMorgan Global Active Allocation	☐	☐	☐	18 JPMorgan Small Cap Value	☐	☐	☐
19 Loomis Sayles Global Allocation	☐	☐	☐	20 Loomis Sayles Growth	☐	☐	☐
21 Loomis Sayles Small Cap Core	☐	☐	☐	22 Loomis Sayles Small Cap Growth	☐	☐	☐

4.	To approve, for each Portfolio listed below, the reclassification of the diversification status from “diversified” to “non-diversified”:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Brighthouse/Wellington Large Cap Research	☐	☐	☐	02 Jennison Growth	☐	☐	☐
03 Loomis Sayles Growth	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of BRIGHTHOUSE FUNDS TRUST I and BRIGHTHOUSE FUNDS TRUST II

to Be Held on June 5, 2026.

The Notice of Special Meeting, Proxy Statement and Voting Instruction Card for the Meeting are available at:

https://www.proxy-direct.com/bhf-34934

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	BHF2 34934	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:
SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-866-298-8476 Follow the recorded instructions available 24 hours

MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VOTE AT THE VIRTUAL MEETING

Visit: meetnow.global/M6YKRR5

on June 5, 2026 at 11:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS	DO NOT TEAR
MetLife Aggregate Bond Index	MetLife Mid Cap Stock Index	MetLife MSCI EAFE® Index
MetLife Multi-Index Targeted Risk	MetLife Russell 2000® Index	MetLife Stock Index
MFS® Research International	MFS® Total Return	MFS® Value
Morgan Stanley Discovery	Neuberger Berman Genesis	PanAgora Global Diversified Risk
PIMCO Inflation Protected Bond	PIMCO Total Return	Schroders Global Multi-Asset
SSGA Emerging Markets Enhanced Index	SSGA Growth and Income ETF	SSGA Growth ETF
T. Rowe Price Large Cap Growth	T. Rowe Price Large Cap Value	T. Rowe Price Mid Cap Growth
T. Rowe Price Small Cap Growth
BRIGHTHOUSE FUNDS TRUST I BRIGHTHOUSE FUNDS TRUST II VOTING INSTRUCTION FOR THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON JUNE 5, 2026

[INSURANCE COMPANY NAME DROP-IN]

This Voting Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares of the Portfolio(s) listed above, each a series of Brighthouse Funds Trust I or Brighthouse Funds Trust II (each, a “Trust” and together, the “Trusts”), of which it is the record or beneficial owner. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Portfolio(s) be cast as designated on the reverse side at the Special Meeting of the Shareholders of the above Portfolio(s) to be held on June 5, 2026, at 11:00 a.m., Eastern Time, and any adjournments or postponements thereof (the “Meeting”), as fully as the undersigned would be entitled to vote if personally present. The Meeting will be held virtually at the following Website: meetnow.global/M6YKRR5, and shareholders will not be able to attend the Meeting in person. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

This Voting Instruction Card, when properly executed, will be voted as specified. If no direction is made, the votes attributable to this Voting Instruction Card will be voted “FOR” the proposals listed on the reverse side. Shares of the Portfolio(s) for which no instructions are received will be voted in the same proportion as shares for which instructions are received by the above-named insurance company. The approval of a Proposal by any Portfolio is not contingent on the approval of any other Proposal relating to it, as applicable.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

BHF_34934_031226_VI

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR “FOR” ALL OF THE PROPOSALS IF A PROPERLY EXECUTED VOTING INSTRUCTION CARD IS RETURNED BUT NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE TRUSTS SOLICITS YOUR PROXY AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

Discretionary authority to vote this proxy in accordance with the recommendation of management of the Trusts is hereby conferred as to all other matters as may properly come before the Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals The Board of Trustees recommends a vote “FOR” the proposals as described in the Proxy Statement.

1.

To approve, for each Portfolio listed below, a new investment advisory agreement between the applicable Trust, on behalf of each such Portfolio, and Brighthouse Investment Advisers, LLC (the “Manager”):

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 MetLife Aggregate Bond Index	☐	☐	☐	02 MetLife Mid Cap Stock Index	☐	☐	☐
03 MetLife MSCI EAFE® Index	☐	☐	☐	04 MetLife Multi-Index Targeted Risk	☐	☐	☐
05 MetLife Russell 2000® Index	☐	☐	☐	06 MetLife Stock Index	☐	☐	☐
07 MFS® Research International	☐	☐	☐	08 MFS® Total Return	☐	☐	☐
09 MFS® Value	☐	☐	☐	10 Morgan Stanley Discovery	☐	☐	☐
11 Neuberger Berman Genesi	☐	☐	☐	12 PanAgora Global Diversified Risk	☐	☐	☐
13 PIMCO Inflation Protected Bond	☐	☐	☐	14 PIMCO Total Return	☐	☐	☐
15 Schroders Global Multi-Asset	☐	☐	☐	16 SSGA Emerging Markets Enhanced Index	☐	☐	☐
17 SSGA Growth and Income ETF	☐	☐	☐	18 SSGA Growth ETF	☐	☐	☐
19 T. Rowe Price Large Cap Growth	☐	☐	☐	20 T. Rowe Price Large Cap Value	☐	☐	☐
21 T. Rowe Price Mid Cap Growth	☐	☐	☐	22 T. Rowe Price Small Cap Growth	☐	☐	☐

2.

To approve, for each Portfolio listed below, which is subadvised by MetLife Investment Management, LLC (“MIM”), which may be deemed an affiliate of the Trusts, a new subadvisory agreement between the Manager and MIM with respect to such Portfolio:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 MetLife Aggregate Bond Index	☐	☐	☐	02 MetLife Mid Cap Stock Index	☐	☐	☐
03 MetLife MSCI EAFE® Index	☐	☐	☐	04 MetLife Multi-Index Targeted Risk	☐	☐	☐
05 MetLife Russell 2000® Index	☐	☐	☐	06 MetLife Stock Index	☐	☐	☐

3.

To approve, for each Portfolio listed below, a modified “manager-of-managers” structure that would permit the Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit each such Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 MetLife Aggregate Bond Index	☐	☐	☐	02 MetLife Mid Cap Stock Index	☐	☐	☐
03 MetLife MSCI EAFE® Index	☐	☐	☐	04 MetLife Multi-Index Targeted Risk	☐	☐	☐
05 MetLife Russell 2000® Index	☐	☐	☐	06 MetLife Stock Index	☐	☐	☐
07 MFS® Research International	☐	☐	☐	08 MFS® Total Return	☐	☐	☐
09 MFS® Value	☐	☐	☐	10 Morgan Stanley Discovery	☐	☐	☐
11 Neuberger Berman Genesi	☐	☐	☐	12 PanAgora Global Diversified Risk	☐	☐	☐
13 PIMCO Inflation Protected Bond	☐	☐	☐	14 PIMCO Total Return	☐	☐	☐
15 Schroders Global Multi-Asset	☐	☐	☐	16 SSGA Emerging Markets Enhanced Index	☐	☐	☐
17 SSGA Growth and Income ETF	☐	☐	☐	18 SSGA Growth ETF	☐	☐	☐
19 T. Rowe Price Large Cap Growth	☐	☐	☐	20 T. Rowe Price Large Cap Value	☐	☐	☐
21 T. Rowe Price Mid Cap Growth	☐	☐	☐	22 T. Rowe Price Small Cap Growth	☐	☐	☐

4.	To approve, for each Portfolio listed below, the reclassification of the diversification status from “diversified” to “non-diversified”:

	FOR	AGAINST	ABSTAIN
01 T. Rowe Price Large Cap Growth	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of BRIGHTHOUSE FUNDS TRUST I and BRIGHTHOUSE FUNDS TRUST II

to Be Held on June 5, 2026.

The Notice of Special Meeting, Proxy Statement and Voting Instruction Card for the Meeting are available at:

https://www.proxy-direct.com/bhf-34934

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	BHF2 34934	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS:
SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-866-298-8476 Follow the recorded instructions available 24 hours

MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VOTE AT THE VIRTUAL MEETING

Visit: meetnow.global/M6YKRR5

on June 5, 2026 at 11:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS	DO NOT TEAR
TCW Core Fixed Income	VanEck Global Natural Resources	Victory Sycamore Mid Cap Value
Western Asset Management Government Income	Western Asset Management U.S. Government	Western Asset Mgmt Strategic Bond Opportunities
BRIGHTHOUSE FUNDS TRUST I BRIGHTHOUSE FUNDS TRUST II VOTING INSTRUCTION FOR THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON JUNE 5, 2026

[INSURANCE COMPANY NAME DROP-IN]

This Voting Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares of the Portfolio(s) listed above, each a series of Brighthouse Funds Trust I or Brighthouse Funds Trust II (each, a “Trust” and together, the “Trusts”), of which it is the record or beneficial owner. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Portfolio(s) be cast as designated on the reverse side at the Special Meeting of the Shareholders of the above Portfolio(s) to be held on June 5, 2026, at 11:00 a.m., Eastern Time, and any adjournments or postponements thereof (the “Meeting”), as fully as the undersigned would be entitled to vote if personally present. The Meeting will be held virtually at the following Website: meetnow.global/M6YKRR5, and shareholders will not be able to attend the Meeting in person. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

This Voting Instruction Card, when properly executed, will be voted as specified. If no direction is made, the votes attributable to this Voting Instruction Card will be voted “FOR” the proposals listed on the reverse side. Shares of the Portfolio(s) for which no instructions are received will be voted in the same proportion as shares for which instructions are received by the above-named insurance company. The approval of a Proposal by any Portfolio is not contingent on the approval of any other Proposal relating to it, as applicable.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

BHF_34934_031226_VI

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.

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THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR “FOR” ALL OF THE PROPOSALS IF A PROPERLY EXECUTED VOTING INSTRUCTION CARD IS RETURNED BUT NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE TRUSTS SOLICITS YOUR PROXY AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

Discretionary authority to vote this proxy in accordance with the recommendation of management of the Trusts is hereby conferred as to all other matters as may properly come before the Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals The Board of Trustees recommends a vote “FOR” the proposals as described in the Proxy Statement.

1.

To approve, for each Portfolio listed below, a new investment advisory agreement between the applicable Trust, on behalf of each such Portfolio, and Brighthouse Investment Advisers, LLC (the “Manager”):

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 TCW Core Fixed Income	☐	☐	☐	02 VanEck Global Natural Resources	☐	☐	☐
03 Victory Sycamore Mid Cap Value	☐	☐	☐	04 Western Asset Management Government Income	☐	☐	☐
05 Western Asset Management U.S. Government	☐	☐	☐	06 Western Asset Mgmt Strategic Bond Opportunities	☐	☐	☐

2.

To approve, for each Portfolio listed below, which is subadvised by MetLife Investment Management, LLC (“MIM”), which may be deemed an affiliate of the Trusts, a new subadvisory agreement between the Manager and MIM with respect to such Portfolio:

Non-Applicable

3.

To approve, for each Portfolio listed below, a modified “manager-of-managers” structure that would permit the Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit each such Portfolio to disclose fees paid to subadvisers on an aggregate, rather than individual, basis:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 TCW Core Fixed Income	☐	☐	☐	02 VanEck Global Natural Resources	☐	☐	☐
03 Victory Sycamore Mid Cap Value	☐	☐	☐	04 Western Asset Management Government Income	☐	☐	☐
05 Western Asset Management U.S. Government	☐	☐	☐	06 Western Asset Mgmt Strategic Bond Opportunities	☐	☐	☐

4.	To approve, for each Portfolio listed below, the reclassification of the diversification status from “diversified” to “non-diversified”:

Non-Applicable

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of BRIGHTHOUSE FUNDS TRUST I and BRIGHTHOUSE FUNDS TRUST II

to Be Held on June 5, 2026.

The Notice of Special Meeting, Proxy Statement and Voting Instruction Card for the Meeting are available at:

https://www.proxy-direct.com/bhf-34934

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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